UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21809
Nuveen S&P 500 Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (
800)
257-8787
Date of fiscal year end:
December
 31
Date of reporting period:
December
 31, 2024

Item 1.	Reports to Stockholders.

Closed-End Funds	December 31, 2024
 Nuveen
 Closed-End
Funds

Nuveen S&P 500 Buy-Write Income Fund	BXMX

Nuveen Dow 30SM Dynamic Overwrite Fund	DIAX

Nuveen S&P 500 Dynamic Overwrite Fund	SPXX

Nuveen Nasdaq 100 Dynamic Overwrite Fund	QQQX

Nuveen Core Equity Alpha Fund	JCE

Annual
Report

IMPORTANT DISTRIBUTION NOTICE
FOR SHAREHOLDERS OF THE NUVEEN S&P 500
BUY-WRITE
INCOME FUND (BXMX)
NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)
NUVEEN CORE EQUITY ALPHA FUND (JCE)
ANNUAL SHAREHOLDER REPORT FOR THE PERIOD ENDING DECEMBER 31, 2024
The Nuveen S&P 500
Buy-Write
Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) and Nuveen Core Equity Alpha Fund (JCE) seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.
Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.
2725,
$0.3010, $0.3375, $0.5600, $0.3200 per share, respectively) may be derived from a variety of sources, including:
•
Net investment income consisting of regular interest and dividends
•
Realized capital gains or,
•
Possibly, returns of capital representing in certain cases unrealized capital appreciation.
Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.
When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable
return of capital) on a
year-to-date
basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.
You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month
and from
year-to-year,
and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Table of Contents

Important Notices

Management fees:
As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion.
DIAX, QQQX and SPXX - Portfolio manager update:
Effective June 18, 2024, Lei Liao retired and is no longer a portfolio manager of the Funds. Additionally, effective June 18, 2024, Nazar Romanyak, CFA has been added as a portfolio manager of the Funds.

Discussion of Fund Performance

Nuveen S&P 500
Buy-Write
Income Fund (BXMX)
Nuveen Dow 30
SM
Dynamic Overwrite Fund (DIAX)
Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)
Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen S&P 500
Buy-Write
Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). The Nuveen Dow 30 SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) and the Nuveen Core Equity Alpha Fund (JCE) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser.
The portfolio managers for BXMX are Kenneth Toft, CFA, Michael Buckius, CFA, Daniel Ashcraft, CFA, and Mitchell Trotta, CFA. The portfolio managers for DIAX, SPXX and QQQX are David Friar, James (Jim) Campagna, CFA, Darren Tran, CFA and Nazar Romanyak. The portfolio managers for JCE are David Friar, Maxim Kozlov, CFA, and Pei Chen.
Below is a discussion of Fund performance and the factors that contributed and detracted during the
12-month
reporting period ended December 31, 2024. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen S&P 500
Buy-Write
Income Fund (BXMX)
What factors affected markets during the reporting period?

•	The U.S. Federal Reserve (the Fed), monetary policy, and the U.S. presidential election dominated headlines and contributed to equity market returns and volatility during 2024.

•	The S&P 500 ® Index continued its advance in 2024 as the Fed pivoted from its hike-and-hold strategy to delivering three interest rate reductions.

•
Market volatility, as measured by the Cboe
®
Volatility Index (the VIX
®
), was relatively subdued in the first half of 2024. During July and August, however, markets sold off sharply and the VIX
®
rose, reaching an intra-year closing high in August. November’s U.S. election results removed much of the previous uncertainty overshadowing markets, and market participants quickly turned their focus to the potential impacts of President Trump’s return to the White House. Volatility remained elevated through year-end.
In the second half of 2024, average VIX
®
levels were nearly 25% higher than the first half of the year.

What key strategies were used to manage the Fund during the reporting period?

•
BXMX seeks attractive total return with less volatility than the S&P 500
®
Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500
®
Index and by selling index call options covering approximately 100% of the Fund’s equity portfolio value with a goal of enhancing the portfolio’s risk-adjusted returns.

•
The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. Conversely, market declines are typically buffered by the amount of the cash premium received by the Fund. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500
®
Index. However, in rising markets, the call options may reduce the Fund’s total return relative to the S&P 500
®
Index.

•
The portfolio management team focused on opportunities in the written index call option portfolio. They aimed to monetize heightened levels of market volatility to enhance cash flow, while maintaining the Fund’s typical market exposure and risk profile. The risk level of the Fund, as measured by its standard deviation of daily return, was lower than that of the U.S. equity market and slightly above the BXMSM over the reporting period.

Discussion of Fund Performance (continued)

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended December 31, 2024, BXMX returned 16.23%. The Fund underperformed the returns of the Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXMSM), which returned 20.12%.
Top contributors to relative performance

•
Active index option management enhanced the Fund’s cash flow, as the premiums received supported the Fund’s participation during equity market advances and helped to mitigate losses during market declines.

Top detractors from relative performance

•	Written index call option positions detracted, particularly when the equity market advanced at an above-average rate.

•
The consistent level of market exposure, driven by active index option management, detracted in the second half of the reporting period versus the passive, rules-based approach of the BXMSM that generated varying, but beneficial, levels of market exposure.

Nuveen Dow 30
SM
Dynamic Overwrite Fund (DIAX)
What factors affected markets during the reporting period?

•	The U.S. Federal Reserve (the Fed), monetary policy, and the U.S. presidential election dominated headlines and contributed to equity market returns and volatility during 2024.

•
The Dow Jones Industrial Average Index (DJIA) continued its advance in 2024 as the Fed pivoted from its hike-and-hold
strategy to delivering three interest rate reductions. However, the DJIA lagged the S&P 500
®
Index and the Nasdaq 100
®
Index as market breadth remained fairly narrow throughout the reporting period and concentrated in a smaller group of large-cap
technology-related companies.

•
Market volatility, as measured by the Cboe
®
Volatility Index (the VIX
®
), was relatively subdued in the first half of 2024. During July and August, however, markets sold off sharply and the VIX
®
rose, reaching an intra-year closing high in August. November’s U.S. election results removed much of the previous uncertainty overshadowing markets, and market participants quickly turned their focus to the potential impacts of President Trump’s return to the White House. Volatility remained elevated through year-end.
In the second half of 2024, average VIX
®
levels were nearly 25% higher than the first half of the year.

What key strategies were used to manage the Fund during the reporting period?

•
DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average Index (DJIA) by investing in an equity portfolio that seeks to substantially replicate the price movements of the DJIA, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-term target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.

•
Generally, if the portfolio management team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks, in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

•
The portfolio management team varied the core option overwrite level between 40% and 73%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500
®
Index, was in line with its long-term target.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended December 31, 2024, DIAX returned 10.62%. The Fund underperformed the returns of the DIAX Blended Benchmark, which returned 15.08%. The DIAX Blended Benchmark consists of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD
SM
) and 2) 45% Dow Jones Industrial Average Index (DJIA).
Top contributors to relative performance

•	Selling deeper out-of-the-money calls contributed as the premiums collected provided cash flows in the generally lower volatility, rising market environment.
Top detractors from relative performance

•
Call options sold on the S&P 500
®
Index detracted. The BXD
SM
, which is a component of the DIAX Blended Benchmark, sells index call options on the DJIA. Because of its investment policies, the Fund is precluded from selling index call options on the DJIA and instead primarily sold call options on the S&P 500
®
Index. This combination detracted from the Fund’s relative performance because the S&P 500
®
Index significantly outperformed the DJIA for the reporting period.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)
What factors affected markets during the reporting period?

•	The U.S. Federal Reserve (the Fed), monetary policy, and the U.S. presidential election dominated headlines and contributed to equity market returns and volatility during 2024.

•	The S&P 500 ® Index continued its advance in 2024 as the Fed pivoted from its hike-and-hold strategy to delivering three interest rate reductions.

•
Market volatility, as measured by the Cboe
®
Volatility Index (the VIX
®
), was relatively subdued in the first half of 2024. During July and August, however, markets sold off sharply and the VIX
®
rose, reaching an intra-year closing high in August. November’s U.S. election results removed much of the previous uncertainty overshadowing markets, and market participants quickly turned their focus to the potential impacts of President Trump’s return to the White House. Volatility remained elevated through year-end.
In the second half of 2024, average VIX
®
levels were nearly 25% higher than the first half of the year.

What key strategies were used to manage the Fund during the reporting period?

•
SPXX seeks attractive total return with less volatility than the S&P 500
®
Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500
®
Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run
target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax
shareholder outcomes.

•
Generally, if the portfolio management team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to

Discussion of Fund Performance (continued)

potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500
®
Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

•
During the reporting period, the portfolio management team varied the core option overwrite level between 43% and 73%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500
®
Index, was in line with its long-term target.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended December 31, 2024, SPXX returned 21.14%. The Fund underperformed the returns of the SPXX Blended Benchmark, which returned 22.40%. The SPXX Blended Benchmark consists of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
) and 2) 45% S&P 500
®
Index.
Top contributors to relative performance

•	Equity holdings outperformed the equity component of the SPXX Blended Benchmark over the reporting period.

•	Selling deeper out-of-the-money calls contributed as the premiums collected provided cash flows in the generally lower volatility, rising market environment.
Top detractors from relative performance

•	Higher strike prices of options contracts than those of the benchmark detracted in December as a sharp market decline increased volatility.
Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
What factors affected markets during the reporting period?

•	The U.S. Federal Reserve (the Fed), monetary policy, and the U.S. presidential election dominated headlines and contributed to equity market returns and volatility during 2024.

•
The Nasdaq 100
®
Index continued its advance in 2024 as the Fed pivoted from its hike-and-hold
strategy to delivering three interest rate reductions. The Nasdaq 100
®
Index outperformed both the S&P 500
®
Index and the Dow Jones Industrial Average Index (DJIA) as market breadth remained fairly narrow throughout the reporting period and concentrated in a smaller group of large-cap
technology-related companies.

•
Market volatility, as measured by the Cboe
®
Volatility Index (the VIX
®
), was relatively subdued in the first half of 2024. During July and August, however, markets sold off sharply and the VIX
®
rose, reaching an intra-year closing high in August. November’s U.S. election results removed much of the previous uncertainty overshadowing markets, and market participants quickly turned their focus to the potential impacts of President Trump’s return to the White House. Volatility remained elevated through year-end.
In the second half of 2024, average VIX
®
levels were nearly 25% higher than the first half of the year.

What key strategies were used to manage the Fund during the reporting period?

•
QQQX seeks attractive total return with less volatility than the Nasdaq 100
®
Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the Nasdaq 100
®
Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run
target of 55% in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax
shareholder outcomes.

•
Generally, if the portfolio management team expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq 100
®
Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

•
During the reporting period, the portfolio management team varied the core option overwrite level between 41% and 70%. The average option overwrite during the reporting period, which consisted primarily of calls written on the Nasdaq 100
®
Index, was in line with its long-term target.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended December 31, 2024, QQQX returned 27.13%. The Fund outperformed the returns of the QQQX Blended Benchmark, which returned 24.92%. The QQQX Blended Benchmark consists of 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXN
SM
) and 2) 45% Nasdaq 100
®
Index.
Top contributors to relative performance

•	Equity holdings outperformed the equity component of the QQQX Blended Benchmark over the reporting period.

•	Selling deeper out-of-the-money calls as the premiums collected provided cash flows in the generally lower volatility, rising market environment.
Top detractors from relative performance

•	Higher strike prices of options contracts than those of the benchmark detracted in December as a sharp market decline increased volatility.
Nuveen Core Equity Alpha Fund (JCE)
What factors affected markets during the reporting period?

•	The U.S. Federal Reserve (the Fed), monetary policy, and the U.S. presidential election dominated headlines and contributed to equity market returns and volatility during 2024.

•	The S&P 500 ® Index continued its advance in 2024 as the Fed pivoted from its hike-and-hold strategy to delivering three interest rate reductions.

Discussion of Fund Performance (continued)

•
Market volatility, as measured by the Cboe
®
Volatility Index (the VIX
®
), was relatively subdued in the first half of 2024. During July and August, however, markets sold off sharply and the VIX
®
rose, reaching an intra-year closing high in August. November’s U.S. election results removed much of the previous uncertainty overshadowing markets, and market participants quickly turned their focus to the potential impacts of President Trump’s return to the White House. Volatility remained elevated through year-end.
In the second half of 2024, average VIX
®
levels were nearly 25% higher than the first half of the year.

What key strategies were used to manage the Fund during the reporting period?

•
JCE seeks to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in large capitalization common stocks, using a proprietary quantitative process designed to provide the potential for long-term outperformance. The Fund also sells call options with a notional value of up to 50% of the Fund’s equity portfolio in seeking to enhance risk-adjusted performance relative to an all-equity
portfolio. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.

•
The Fund’s average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500
®
Index, varied between 14% and 49% and was in line with the Fund’s long-term target.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended December 31, 2024, JCE returned 26.90%. The Fund outperformed the returns of the JCE Blended Benchmark, which returned 22.64%. The JCE Blended Benchmark consists of 1)50% S&P 500
®
Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
).
Top contributors to relative performance

•	Equity holdings outperformed the equity component of the JCE Blended Benchmark over the reporting period.

•	Selling deeper out-of-the-money calls contributed as the premiums collected provided cash flows in the generally lower volatility, rising market environment.
Top detractors from relative performance

•	Higher strike prices of options contracts than those of the benchmark detracted in December as a sharp market decline increased volatility.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

DISTRIBUTION INFORMATION
The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2024 as required by certain exempted regulatory relief the Funds have received.
Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end
(FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.
Each Fund makes regular cash distributions to shareholders of stated dollar amount per share. Subject to approval and oversight by the Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
COMMON SHARE DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2024
This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.
The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date
cumulative experience through the
month-end
prior to the latest distribution. The Funds attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end
shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. For BXMX, SPXX, and QQQX, it is estimated that the Funds have distributed more than their income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form
1099-DIV
for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.
Data as of November 30, 2024

		Per Share Estimated Sources of Distribution 1				Estimated Percentage of Distributions 1

Fund	Per Share Distribution	Net Investment Income	Long- Term Gains	Short- Term Gains	Return of Capital	Net Investment Income	Long- Term Gains	Short- Term Gains	Return of Capital

BXMX (FYE 12/31)
Current Quarter	$0.2725	$0.0230	$0.0000	$0.0000	$0.2495	8.4%	0.0%	0.0%	91.6%
Fiscal YTD	$0.9820	$0.0828	$0.0000	$0.0000	$0.8992	8.4%	0.0%	0.0%	91.6%

DIAX (FYE 12/31)
Current Quarter	$0.3010	$0.0404	$0.2606	$0.0000	$0.0000	13.4%	86.6%	0.0%	0.0%
Fiscal YTD	$1.1611	$0.1557	$1.0054	$0.0000	$0.0000	13.4%	86.6%	0.0%	0.0%

SPXX (FYE 12/31)
Current Quarter	$0.3375	$0.0249	$0.0000	$0.0000	$0.3126	7.4%	0.0%	0.0%	92.6%
Fiscal YTD	$1.2195	$0.0901	$0.0000	$0.0000	$1.1294	7.4%	0.0%	0.0%	92.6%

QQQX (FYE 12/31)
Current Quarter	$0.5600	$0.0000	$0.2219	$0.0000	$0.3381	0.0%	39.6%	0.0%	60.4%
Fiscal YTD	$1.8200	$0.0000	$0.7211	$0.0000	$1.0989	0.0%	39.6%	0.0%	60.4%

JCE (FYE 12/31)
Current Quarter	$0.3200	$0.0084	$0.1208	$0.1908	$0.0000	2.6%	37.8%	59.6%	0.0%
Fiscal YTD	$1.2800	$0.0337	$0.4833	$0.7630	$0.0000	2.6%	37.8%	59.6%	0.0%

1
Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated
month-end
date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.
The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet its distributions.

Common Share Information (continued)

Data as of November 30, 2024

					Annualized		Cumulative

Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV 1	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV 1

BXMX	Oct-2004	$0.2725	$0.9820	$15.68	9.75%	6.26%	17.94%	6.26%
DIAX	Apr-2005	$0.3010	$1.1611	$17.78	6.44%	6.53%	15.48%	6.53%
SPXX	Nov-2005	$0.3375	$1.2195	$18.97	10.38%	6.43%	22.38%	6.43%
QQQX	Jan-2007	$0.5600	$1.8200	$29.34	11.73%	6.20%	24.46%	6.20%
JCE	Mar-2007	$0.3200	$1.2800	$15.99	12.65%	8.01%	28.43%	8.01%

1
As a percentage of 11/30/2024 NAV.
DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2024
The following tables provides information regarding the Funds’ common share distributions and total return performance for the fiscal year ended December 31, 2024. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.
Data as of December 31, 2024

		Per Share Sources of Distribution				Percentage of the Distribution

Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital

BXMX
(FYE 12/31)	$0.9820	$0.0881	$0.2718	$0.0000	$0.6221	8.97%	27.68%	0.00%	63.35%

DIAX
(FYE 12/31)	$1.1611	$0.1561	$1.0050	$0.0000	$0.0000	13.44%	85.56%	0.00%	0.00%

SPXX
(FYE 12/31)	$1.2195	$0.0799	$0.3352	$0.0000	$0.8044	6.55%	27.49%	0.00%	65.96%

QQQX
(FYE 12/31)	$1.8200	$0.0000	$1.5803	$0.0000	$0.2397	0.00%	86.83%	0.00%	13.17%

JCE
(FYE 12/31)	$1.2800	$0.0348	$0.4054	$0.8398	$0.0000	2.72%	31.67%	65.61%	0.00%

Data as of December 31, 2024

			Annualized

Fund	Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV

BXMX	Oct-2004	$15.18	16.23%	9.19%	6.47%
DIAX	Apr-2005	$16.73	10.62%	5.41%	6.94%
SPXX	Nov-2005	$18.44	21.14%	9.77%	6.61%
QQQX	Jan-2007	$29.41	27.13%	11.65%	6.19%
JCE	Mar-2007	$15.48	26.90%	11.93%	8.27%

NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at
https://www.nuveen.com/resource-center-closed-end-funds,
along with other Nuveen
closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, SPXX, QQQX and JCE were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	SPXX	QQQX	JCE*

Maximum aggregate offering	4,993,317	Unlimited	1,600,000

*For the period July 19, 2024 through December 31, 2024.
During the current reporting period, JCE sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share in the accompanying table.

JCE

Common shares sold through shelf offering	595,202
Weighted average premium to NAV per common share sold	1.42%

Refer to Notes to Financial Statements, for further details on Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of December 31, 2024, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX	JCE

Common shares repurchased and retired	460,238	0	383,763	0	449,800
Common shares authorized for repurchase	10,415,000	3,635,000	1,795,000	4,880,000	1,605,000

About the Funds’ Benchmarks

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXD
SM
):
An index designed to measure the performance of a hypothetical buy-write
strategy on the Dow Jones Industrial Average. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXN
SM
):
An index designed to measure the performance of a hypothetical buy-write
strategy on the Nasdaq 100
®
Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
):
An index designed to measure the performance of a hypothetical buy-write
strategy on the S&P 500
®
Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Dow Jones Industrial Average Index (DJIA):
An index designed to measure the performance of 30 actively traded U.S. large cap stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Nasdaq 100
®
Index:
An index that includes 100 of the largest domestic and international non-financial
equity securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500
®
Index:
An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance and Holdings Summaries

The Fund Performance and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data for each Fund shown below represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than
10-years
of performance. For performance, current to the most recent
month-end
visit Nuveen.com or call (800)
257-8787.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Fund Performance December 31, 2024
Performance*

		Total Returns as of December 31, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

BXMX at Common Share NAV	10/26/04	16.23%	9.19%	8.22%

BXMX at Common Share Price	10/26/04	17.12%	7.71%	8.94%

Cboe S&P 500 ® BuyWrite Index (BXMSM)	–	20.12%	6.88%	6.94%

*For purposes of Fund performance, relative results are measured against the Cboe S&P 500
®
BuyWrite Index (BXMSM).
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$15.18	$13.99	(7.84)%	(10.07)%

Growth of an Assumed $10,000 Investment as of December 31, 2024 -
Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	99.1%
Repurchase Agreements	2.6%
Other Assets & Liabilities, Net	(1.7)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)
Semiconductors & Semiconductor Equipment	11.4%
Software & Services	10.7%
Technology Hardware & Equipment	8.9%
Media & Entertainment	8.5%
Financial Services	8.3%
Consumer Discretionary Distribution & Retail	6.1%
Capital Goods	5.8%
Pharmaceuticals, Biotechnology & Life Sciences	5.7%
Health Care Equipment & Services	4.0%
Banks	3.6%
Energy	3.0%
Automobiles & Components	2.4%
Utilities	2.4%
Consumer Staples Distribution & Retail	2.4%
Food, Beverage & Tobacco	2.2%
Insurance	2.1%
Consumer Services	1.9%
Materials	1.6%
Equity Real Estate Investment Trusts (Reits)	1.5%
Commercial & Professional Services	1.4%
Household & Personal Products	1.3%
Transportation	1.0%
Consumer Durables & Apparel	0.6%
Telecommunication Services	0.5%
Other	0.2%
Repurchase Agreements	2.5%
Total	100%

Top Five Holdings (% of total investments)
Apple Inc	7.5%
NVIDIA Corp	6.6%
Microsoft Corp	6.4%
Amazon.com Inc	4.2%
Meta Platforms Inc	2.7%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Fund Performance and Holdings Summaries December 31, 2024

Performance*

		Total Returns as of December 31, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
DIAX at Common Share NAV	4/29/05	10.62%	5.41%	6.88%

DIAX at Common Share Price	4/29/05	16.37%	4.48%	7.23%

Dow Jones Industrial Average Index (DJIA)	–	14.99%	10.55%	11.57%

DIAX Blended Benchmark	–	15.08%	8.52%	8.86%

* For purposes of Fund performance, relative results are measured against the DIAX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM) and 2) 45% Dow Jones Industrial Average Index (DJIA).
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$16.73	$15.06	(9.98)%	(12.14)%

Growth of an Assumed $10,000 Investment as of December 31, 2024 -
Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	97.6%
Exchange-Traded Funds	2.4%
Options Purchased	0.0%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(0.2)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)
Financial Services	16.7%
Software & Services	13.7%
Capital Goods	12.6%
Consumer Discretionary Distribution & Retail	8.6%
Health Care Equipment & Services	7.1%
Pharmaceuticals, Biotechnology & Life Sciences	7.1%
Materials	4.8%
Technology Hardware & Equipment	4.3%
Consumer Services	4.1%
Insurance	3.4%
Banks	3.4%
Household & Personal Products	2.3%
Energy	2.0%
Semiconductors & Semiconductor Equipment	1.9%
Other	5.4%
Exchange-Traded Funds	2.4%
Options Purchased	0.0%
Repurchase Agreements	0.2%
Total Investments	100%

Top Five Holdings (% of total investments)
Goldman Sachs Group Inc/The	8.1%
UnitedHealth Group Inc	7.1%
Microsoft Corp	5.9%
Home Depot Inc/The	5.5%
Caterpillar Inc	5.1%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Fund Performance and Holdings Summaries December 31, 2024

Performance*

		Total Returns as of December 31, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
SPXX at Common Share NAV	11/22/05	21.14%	9.77%	8.79%

SPXX at Common Share Price	11/22/05	26.92%	8.97%	9.62%

S&P 500 ® Index	–	25.02%	14.53%	13.10%

SPXX Blended Benchmark	–	22.40%	10.38%	9.76%

*For purposes of Fund performance, relative results are measured against the SPXX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXMSM) and 2) 45% S&P 500
®
Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$18.44	$17.75	(3.74)%	(8.33)%

Growth of an Assumed $10,000 Investment as of December 31, 2024 -
Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	96.4%
Exchange-Traded Funds	3.6%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(0.2)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)

Semiconductors & Semiconductor Equipment	11.5%
Software & Services	9.7%
Media & Entertainment	9.1%
Technology Hardware & Equipment	8.8%
Financial Services	8.0%
Consumer Discretionary Distribution & Retail	6.2%
Pharmaceuticals, Biotechnology & Life Sciences	5.7%
Capital Goods	5.1%
Health Care Equipment & Services	4.0%
Banks	3.8%
Energy	3.1%
Food, Beverage & Tobacco	2.5%
Automobiles & Components	2.5%
Consumer Staples Distribution & Retail	2.4%
Insurance	2.2%
Utilities	1.9%
Equity Real Estate Investment Trusts (Reits)	1.9%
Consumer Services	1.8%
Materials	1.4%
Household & Personal Products	1.2%
Transportation	1.0%
Consumer Durables & Apparel	0.9%
Telecommunication Services	0.8%
Commercial & Professional Services	0.6%
Other	0.1%
Exchange-Traded Funds	3.6%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.2%
Total	100%

Top Five Holdings (% of total investments)

Apple Inc	7.8%
NVIDIA Corp	6.9%
Microsoft Corp	6.5%
Amazon.com Inc	4.4%
Meta Platforms Inc	2.9%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Fund Performance and Holdings Summaries December 31, 2024

Performance*

		Total Returns as of December 31, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

QQQX at Common Share NAV	1/30/07	27.13%	11.65%	11.58%

QQQX at Common Share Price	1/30/07	25.44%	10.05%	11.18%

Nasdaq 100 ® Index	–	25.88%	20.18%	18.53%

QQQX Blended Benchmark	–	24.92%	13.55%	13.21%

*For purposes of Fund performance, relative results are measured against the QQQX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM) and 2) 45% Nasdaq 100
®
Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$29.41	$27.05	(8.02)%	(9.66)%
Growth of an Assumed $10,000 Investment as of December 31, 2024 -
Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	96.7%
Exchange-Traded Funds	3.4%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.2%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(0.5)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)
Semiconductors & Semiconductor Equipment	20.6%
Software & Services	15.1%
Media & Entertainment	15.0%
Technology Hardware & Equipment	13.6%
Consumer Discretionary Distribution & Retail	6.9%
Automobiles & Components	4.1%
Pharmaceuticals, Biotechnology & Life Sciences	3.9%
Consumer Services	3.2%
Financial Services	2.6%
Consumer Staples Distribution & Retail	2.6%
Capital Goods	1.9%
Food, Beverage & Tobacco	1.9%
Health Care Equipment & Services	1.4%
Utilities	0.9%
Commercial & Professional Services	0.5%
Telecommunication Services	0.4%
Materials	0.4%
Transportation	0.3%
Energy	0.3%
Consumer Durables & Apparel	0.2%
Equity Real Estate Investment Trusts (Reits)	0.2%
Household & Personal Products	0.1%
Other	0.1%
Exchange-Traded Funds	3.4%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.2%
Repurchase Agreements	0.2%
Total	100%

Top Five Holdings (% of total investments)
Apple Inc	11.5%
Microsoft Corp	9.9%
NVIDIA Corp	7.9%
Amazon.com Inc	5.5%
Broadcom Inc	4.6%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

JCE	Nuveen Core Equity Alpha Fund
Fund Performance and Holdings Summaries December 31, 2024

Performance*

		Total Returns as of December 31, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JCE at Common Share NAV	3/27/07	26.90%	11.93%	10.22%
JCE at Common Share Price	3/27/07	27.77%	13.16%	10.78%
S&P 500 ® Index	–	25.02%	14.53%	13.10%
JCE Blended Benchmark	–	22.64%	10.76%	10.07%
*For purposes of Fund performance, relative results are measured against the JCE Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% S&P 500
®
Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXMSM).
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$15.48	$15.90	2.71%	(1.16)%
Growth of an Assumed $10,000 Investment as of December 31, 2024 -
Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	98.4%
Exchange-Traded Funds	1.3%
Options Purchased	0.0%
Repurchase Agreements	0.3%
Other Assets & Liabilities, Net	0.0%
Net Assets	100%

Portfolio Composition (% of total investments)
Software & Services	12.2%
Media & Entertainment	11.2%
Semiconductors & Semiconductor Equipment	11.2%
Technology Hardware & Equipment	10.5%
Pharmaceuticals, Biotechnology & Life Sciences	7.8%
Financial Services	7.2%
Consumer Discretionary Distribution & Retail	6.0%
Health Care Equipment &
Services	4.7%
Capital Goods	4.7%
Banks	4.2%
Food, Beverage & Tobacco	1.9%
Consumer Services	1.9%
Automobiles & Components	1.8%
Utilities	1.7%
Household & Personal Products	1.6%
Materials	1.6%
Commercial & Professional Services	1.5%
Transportation	1.4%
Insurance	1.3%
Consumer Staples Distribution & Retail	1.2%
Energy	1.1%
Real Estate Management & Development	0.6%
Consumer Durables & Apparel	0.6%
Equity Real Estate Investment Trusts (Reits)	0.5%
Exchange-Traded Funds	1.3%
Options Purchased	0.0%
Repurchase Agreements	0.3%
Total	100%

Top Five Holdings (% of total investments)
Apple Inc	8.1%
NVIDIA Corp	7.3%
Microsoft Corp	6.9%
Amazon.com Inc	4.8%
Meta Platforms Inc	3.0%

[This page intentionally left blank.]

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen S&P 500
Buy-Write
Income Fund, Nuveen Dow 30 Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500
Buy-Write
Income Fund, Nuveen Dow 30 Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 27, 2025
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments December 31, 2024
BXMX

SHARES		DESCRIPTION	VALUE
		LONG-TERM INVESTMENTS - 99.1%

		COMMON STOCKS - 99.1% (a)

		AUTOMOBILES & COMPONENTS - 2.5%
3,001		Ferrari NV	$1,274,945
50,606		Gentex Corp	1,453,910
90,480	(b)	Tesla Inc	36,539,443
		TOTAL AUTOMOBILES & COMPONENTS	39,268,298

		BANKS - 3.6%
242,691		Bank of America Corp	10,666,269
26,341		Comerica Inc	1,629,191
116,127		Fifth Third Bancorp	4,909,849
51,859		First Horizon Corp	1,044,440
108,891		JPMorgan Chase & Co	26,102,262
298,223		KeyCorp	5,111,542
31,173		M&T Bank Corp	5,860,836
31,763		Zions Bancorp NA	1,723,143
		TOTAL BANKS	57,047,532

		CAPITAL GOODS - 5.9%
15,381		Allegion plc	2,009,989
27,101	(b)	Boeing Co/The	4,796,877
25,934		Caterpillar Inc	9,407,818
26,735		CNH Industrial NV	302,908
46,441		Emerson Electric Co	5,755,433
8,843		Ferguson Enterprises Inc	1,534,879
9,915		Fortune Brands Innovations Inc	677,492
13,568		GE Vernova Inc	4,462,922
44,459		General Electric Co	7,415,317
31,851		Graco Inc	2,684,721
9,566		HEICO Corp	2,274,221
28,293		Honeywell International Inc	6,391,106
8,860		Hubbell Inc	3,711,365
11,615		ITT Inc	1,659,551
43,726		Masco Corp	3,173,196
6,090	(b)	NEXTracker Inc, Class A	222,468
9,120		Northrop Grumman Corp	4,279,925
14,478		nVent Electric PLC	986,820
39,784		Otis Worldwide Corp	3,684,396
15,767		Parker-Hannifin Corp	10,028,285
10,242		Rockwell Automation Inc	2,927,061
90,271		RTX Corp	10,446,160
10,383		Timken Co/The	741,035
3,503		Watsco Inc	1,660,037
10,226		Woodward Inc	1,701,811
		TOTAL CAPITAL GOODS	92,935,793

		COMMERCIAL & PROFESSIONAL SERVICES - 1.4%
28,578		Automatic Data Processing Inc	8,365,638
9,115		Booz Allen Hamilton Holding Corp	1,173,100
9,803		ManpowerGroup Inc	565,829
15,652		SS&C Technologies Holdings Inc	1,186,109
11,679		TransUnion	1,082,760
13,228		Waste Connections Inc	2,269,660
37,983		Waste Management Inc	7,664,590
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	22,307,686

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.2%
307,896	(b)	Amazon.com Inc	67,549,303
8,358		American Eagle Outfitters Inc	139,328
2,461	(b)	Burlington Stores Inc	701,533
4,252		Dick’s Sporting Goods Inc	973,028
3,114	(b)	Five Below Inc	326,845
43,019		Home Depot Inc/The	16,733,961
5,691		JD.com Inc, ADR	197,307

28	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE
		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL (continued)
62,790		LKQ Corp	$2,307,533
29,953		Lowe’s Cos Inc	7,392,400
12,760		Macy’s Inc	216,027
173	(b)	MercadoLibre Inc	294,176
16,563		Nordstrom Inc	399,996
5,048		Williams-Sonoma Inc	934,789
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	98,166,226

		CONSUMER DURABLES & APPAREL - 0.7%
32,919		KB Home	2,163,437
6,689		Kontoor Brands Inc	571,307
7,677	(b)	Lululemon Athletica Inc	2,935,762
25,861	(b)	Mattel Inc	458,515
6,048		Polaris Inc	348,486
15,644		Toll Brothers Inc	1,970,362
6,182	(b)	TopBuild Corp	1,924,704
		TOTAL CONSUMER DURABLES & APPAREL	10,372,573

		CONSUMER SERVICES - 1.9%
1,752		Booking Holdings Inc	8,704,672
20,067	(b)	DraftKings Inc	746,492
23,509		Marriott International Inc/MD, Class A	6,557,601
25,199		McDonald’s Corp	7,304,938
16,077		Restaurant Brands International Inc	1,047,899
51,807		Starbucks Corp	4,727,389
5,468		Texas Roadhouse Inc	986,591
		TOTAL CONSUMER SERVICES	30,075,582

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.4%
14,915	(b)	BJ’s Wholesale Club Holdings Inc	1,332,655
4,507		Casey’s General Stores Inc	1,785,809
19,022		Costco Wholesale Corp	17,429,288
25,082		Target Corp	3,390,585
15,913	(b)	US Foods Holding Corp	1,073,491
143,089		Walmart Inc	12,928,091
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	37,939,919

		ENERGY - 3.0%
87,872		Cenovus Energy Inc	1,331,261
1,124		Cheniere Energy Inc	241,514
77,267		Chevron Corp	11,191,352
9,675	(b)	CNX Resources Corp	354,782
64,103		ConocoPhillips	6,357,094
3,176		Enbridge Inc	134,758
166,691		Exxon Mobil Corp	17,930,951
72,910		Halliburton Co	1,982,423
25,709		Hess Corp	3,419,554
28,016		Marathon Petroleum Corp	3,908,232
7,405		Ovintiv Inc	299,902
3,943	(b)	South Bow Corp	92,937
19,719		TC Energy Corp	917,525
		TOTAL ENERGY	48,162,285

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.5%
95,341		American Homes 4 Rent, Class A	3,567,660
33,035		American Tower Corp	6,058,949
93,029		CubeSmart	3,986,293
28,435		Gaming and Leisure Properties Inc	1,369,430
18,434		Lamar Advertising Co, Class A	2,244,155
8,339		Sabra Health Care REIT Inc	144,432
11,688		Sun Communities Inc	1,437,273
126,696		Weyerhaeuser Co	3,566,492
36,748		WP Carey Inc	2,002,031
		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	24,376,715

See Notes to Financial Statements	29

Portfolio of Investments December 31, 2024
(continued)
BXMX

SHARES		DESCRIPTION	VALUE
		FINANCIAL SERVICES - 8.5%
64,200		Annaly Capital Management Inc	$1,174,860
71,633	(b)	Berkshire Hathaway Inc, Class B	32,469,806
17,374	(b)	Block Inc	1,476,616
53,704	(b)	Brookfield Corp	3,085,295
71,247		Charles Schwab Corp/The	5,272,991
21,911		CME Group Inc	5,088,392
42,085		Discover Financial Services	7,290,385
44,488		Intercontinental Exchange Inc	6,629,157
53,398		Jefferies Financial Group Inc	4,186,403
43,784		KKR & Co Inc	6,476,091
2,406		LPL Financial Holdings Inc	785,583
22,889		Mastercard Inc	12,052,661
48,313		MGIC Investment Corp	1,145,501
2,104		Morningstar Inc	708,543
8,344		MSCI Inc	5,006,483
55,304	(b)	PayPal Holdings Inc	4,720,196
19,659		S&P Global Inc	9,790,772
89,957		SLM Corp	2,481,014
75,786		Visa Inc, Class A	23,951,407
		TOTAL FINANCIAL SERVICES	133,792,156

		FOOD, BEVERAGE & TOBACCO - 2.3%
105,912		Altria Group Inc	5,538,138
42,851		British American Tobacco PLC, Sponsored ADR	1,556,348
201,946		Coca-Cola Co/The	12,573,158
33,408	(b)	Coca-Cola Europacific Partners PLC	2,566,069
8,808		Hormel Foods Corp	276,307
132,012		Mondelez International Inc, Class A	7,885,077
80,074	(b)	Monster Beverage Corp	4,208,689
12,100	(b)	Post Holdings Inc	1,384,966
		TOTAL FOOD, BEVERAGE & TOBACCO	35,988,752

		HEALTH CARE EQUIPMENT & SERVICES - 4.0%
92,260		Abbott Laboratories	10,435,529
21,328		Alcon AG	1,810,534
101,311	(b)	Boston Scientific Corp	9,049,098
14,642		Cigna Group/The	4,043,242
14,592		Elevance Health Inc	5,382,989
28,153		GE HealthCare Technologies Inc	2,201,001
13,749		HCA Healthcare Inc	4,126,762
7,324	(b)	IDEXX Laboratories Inc	3,028,035
82,736		Medtronic PLC	6,608,952
33,860		UnitedHealth Group Inc	17,128,420
638	(b)	Veeva Systems Inc, Class A	134,139
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	63,948,701

		HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
15,340	(b)	BellRing Brands Inc	1,155,715
117,126		Procter & Gamble Co/The	19,636,174
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	20,791,889

		INSURANCE - 2.2%
28,004		Allstate Corp/The	5,398,891
34,937		Arthur J Gallagher & Co	9,916,867
23,577		Fidelity National Financial Inc	1,323,613
38,545		Hartford Financial Services Group Inc/The	4,216,823
9,393		Lincoln National Corp	297,852
3,360		RenaissanceRe Holdings Ltd	836,002
29,077		Travelers Cos Inc/The	7,004,358
89,232		W R Berkley Corp	5,221,857
		TOTAL INSURANCE	34,216,263

		MATERIALS - 1.6%
18,039		Avery Dennison Corp	3,375,638
74,375		Barrick Gold Corp	1,152,812
6,364		Chemours Co/The	107,552

30	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE
		MATERIALS (continued)
52,881		Corteva Inc	$3,012,102
7,888		Crown Holdings Inc	652,259
39,692		Eastman Chemical Co	3,624,673
8,265		Martin Marietta Materials Inc	4,268,873
20,588		Nucor Corp	2,402,825
30,555		Nutrien Ltd	1,367,336
10,656		Olin Corp	360,173
23,997		Rio Tinto PLC, Sponsored ADR	1,411,264
14,399		RPM International Inc	1,771,941
5,718		Sonoco Products Co	279,324
15,444		Southern Copper Corp	1,407,412
		TOTAL MATERIALS	25,194,184

		MEDIA & ENTERTAINMENT - 8.7%
184,046		Alphabet Inc, Class A	34,839,908
164,297		Alphabet Inc, Class C	31,288,721
1,834	(b)	Baidu Inc, Sponsored ADR	154,624
73,013		Meta Platforms Inc	42,749,842
17,288	(b)	Netflix Inc	15,409,140
17,899		New York Times Co/The, Class A	931,643
91,848		News Corp, Class A	2,529,494
11,727	(b)	Roku Inc	871,785
10,009		Sirius XM Holdings Inc	228,205
71,102		Walt Disney Co/The	7,917,208
		TOTAL MEDIA & ENTERTAINMENT	136,920,570

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.8%
62,652		AbbVie Inc	11,133,261
3,338	(b)	Alnylam Pharmaceuticals Inc	785,465
22,960		Amgen Inc	5,984,294
56,490	(b)	Avantor Inc	1,190,244
97,561		Bristol-Myers Squibb Co	5,518,050
27,106		Eli Lilly & Co	20,925,832
4,611	(b)	Exact Sciences Corp	259,092
60,130		Gilead Sciences Inc	5,554,208
5,303	(b)	ICON PLC	1,112,092
88,496		Johnson & Johnson	12,798,292
103,585		Merck & Co Inc	10,304,636
154,791		Pfizer Inc	4,106,605
28,283	(b)	Teva Pharmaceutical Industries Ltd, Sponsored ADR	623,357
20,510		Thermo Fisher Scientific Inc	10,669,917
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	90,965,345

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
41,901	(b)	CoStar Group Inc	2,999,693
		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT	2,999,693

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.6%
62,993	(b)	Advanced Micro Devices Inc	7,608,924
42,222		Applied Materials Inc	6,866,564
758		ASML Holding NV	525,355
155,066		Broadcom Inc	35,950,501
13,344		Entegris Inc	1,321,857
90,620		Lam Research Corp	6,545,483
13,515		Marvell Technology Inc	1,492,732
48,971		Micron Technology Inc	4,121,399
787,989		NVIDIA Corp	105,819,043
16,820		NXP Semiconductors NV	3,496,037
32,082	(b)	ON Semiconductor Corp	2,022,770
50,975		QUALCOMM Inc	7,830,779
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	183,601,444

		SOFTWARE & SERVICES - 10.8%
25,552		Accenture PLC, Class A	8,988,938
18,575	(b)	Adobe Inc	8,259,931
20,604	(b)	Akamai Technologies Inc	1,970,773

See Notes to Financial Statements	31

Portfolio of Investments December 31, 2024
(continued)
BXMX

SHARES		DESCRIPTION	VALUE
		SOFTWARE & SERVICES (continued)
3,648	(b)	Atlassian Corp PLC, Class A	$887,850
15,194	(b)	Autodesk Inc	4,490,891
10,744	(b)	Check Point Software Technologies Ltd	2,005,905
3,886	(b)	Manhattan Associates Inc	1,050,153
244,700		Microsoft Corp	103,141,050
67,360		Oracle Corp	11,224,870
39,369		Salesforce Inc	13,162,238
9,839	(b)	ServiceNow Inc	10,430,521
6,661	(b)	Shopify Inc, Class A	708,264
14,844	(b)	VeriSign Inc	3,072,114
5,036	(b)	Workday Inc, Class A	1,299,439
10,368	(b)	Zoom Communications Inc	846,132
		TOTAL SOFTWARE & SERVICES	171,539,069

		TECHNOLOGY HARDWARE & EQUIPMENT - 9.1%
483,843		Apple Inc	121,163,964
20,728		CDW Corp/DE	3,607,501
19,049	(b)	Ciena Corp	1,615,546
200,482		Cisco Systems Inc	11,868,534
18,446		Dell Technologies Inc, Class C	2,125,717
34,963	(b)	Flex Ltd	1,342,230
5,140	(b)	Lumentum Holdings Inc	431,503
199,033		Telefonaktiebolaget LM Ericsson, Sponsored ADR	1,604,206
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	143,759,201

		TELECOMMUNICATION SERVICES - 0.5%
213,828		Verizon Communications Inc	8,550,982
		TOTAL TELECOMMUNICATION SERVICES	8,550,982

		TRANSPORTATION - 1.0%
91,616	(b)	American Airlines Group Inc	1,596,867
23,404		Canadian Pacific Kansas City Ltd	1,693,748
21,947		Norfolk Southern Corp	5,150,961
2,565	(b)	Saia Inc	1,168,947
82,553	(b)	Uber Technologies Inc	4,979,597
8,969	(b)	XPO Inc	1,176,284
		TOTAL TRANSPORTATION	15,766,404

		UTILITIES - 2.4%
103,393		Ameren Corp	9,216,452
21,523		Atmos Energy Corp	2,997,508
53,103		Evergy Inc	3,268,490
2,933		National Fuel Gas Co	177,974
102,049		NextEra Energy Inc	7,315,893
52,512		OGE Energy Corp	2,166,120
52,322		Pinnacle West Capital Corp	4,435,336
91,439		WEC Energy Group Inc	8,598,924
		TOTAL UTILITIES	38,176,697

		TOTAL COMMON STOCKS (Cost $416,207,988)	1,566,863,959

		TOTAL LONG-TERM INVESTMENTS (Cost $416,207,988)	1,566,863,959

32	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 2.6%
		REPURCHASE AGREEMENTS - 2.6%
$ 40,575,000	(c)	Fixed Income Clearing Corporation	4.430%	01/02/25	$40,575,000

		TOTAL REPURCHASE AGREEMENTS (Cost $40,575,000)			40,575,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $40,575,000)			40,575,000

		TOTAL INVESTMENTS - 101.7% (Cost $456,782,988)			1,607,438,959

		OTHER ASSETS & LIABILITIES, NET - (1.7)%			(26,475,274)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$1,580,963,685

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.
(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)
Agreement with Fixed Income Clearing Corporation, 4.430% dated 12/31/24 to be repurchased at $40,584,986 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 1.875% and maturity date 2/15/51, valued at $41,386,561.

Investments in Derivatives
Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value
Call	S&P 500 Index	(293)	$(178,730,000)	$6,100	1/17/25	$(139,175)
Call	S&P 500 Index	(293)	(181,660,000)	6,200	1/17/25	(25,638)
Call	S&P 500 Index	(293)	(183,125,000)	6,250	1/17/25	(13,917)
Call	S&P 500 Index	(293)	(174,335,000)	5,950	1/31/25	(2,061,255)
Call	S&P 500 Index	(293)	(175,800,000)	6,000	2/21/25	(2,213,615)
Call	S&P 500 Index	(293)	(186,055,000)	6,350	2/21/25	(93,760)
Call	S&P 500 Index	(293)	(177,265,000)	6,050	3/21/25	(2,660,440)
Call	S&P 500 Index	(293)	(184,590,000)	6,300	3/21/25	(537,655)
Call	S&P 500 Index	(293)	(186,055,000)	6,350	3/21/25	(363,320)

Total Options Written (premiums received $17,975,163)		(2,637)	$(1,627,615,000)			$(8,108,775)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See Notes to Financial Statements	33

Portfolio of Investments December 31, 2024
DIAX

SHARES		DESCRIPTION	VALUE
		LONG-TERM INVESTMENTS - 100.0%
		COMMON STOCKS - 97.6%
		BANKS - 3.4%
85,877		JPMorgan Chase & Co	$20,585,576
		TOTAL BANKS	20,585,576

		CAPITAL GOODS - 12.6%
85,877		3M Co	11,085,862
85,877	(a)	Boeing Co/The	15,200,229
85,877	(b)	Caterpillar Inc	31,152,740
85,877		Honeywell International Inc	19,398,756
		TOTAL CAPITAL GOODS	76,837,587

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 8.6%
85,877	(a),(b)	Amazon.com Inc	18,840,555
85,877		Home Depot Inc/The	33,405,294
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	52,245,849

		CONSUMER DURABLES & APPAREL - 1.1%
85,877		NIKE Inc, Class B	6,498,313
		TOTAL CONSUMER DURABLES & APPAREL	6,498,313

		CONSUMER SERVICES - 4.1%
85,877		McDonald’s Corp	24,894,883
		TOTAL CONSUMER SERVICES	24,894,883

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.3%
85,877		Walmart Inc	7,758,987
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	7,758,987

		ENERGY - 2.0%
85,877		Chevron Corp	12,438,425
		TOTAL ENERGY	12,438,425

		FINANCIAL SERVICES - 16.7%
85,877	(b)	American Express Co	25,487,435
85,877	(b)	Goldman Sachs Group Inc/The	49,174,888
85,877		Visa Inc, Class A	27,140,567
		TOTAL FINANCIAL SERVICES	101,802,890

		FOOD, BEVERAGE & TOBACCO - 0.9%
85,877		Coca-Cola Co/The	5,346,702
		TOTAL FOOD, BEVERAGE & TOBACCO	5,346,702

		HEALTH CARE EQUIPMENT & SERVICES - 7.1%
85,877		UnitedHealth Group Inc	43,441,739
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	43,441,739

		HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
85,877		Procter & Gamble Co/The	14,397,279
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	14,397,279

		INSURANCE - 3.4%
85,877		Travelers Cos Inc/The	20,686,910
		TOTAL INSURANCE	20,686,910

		MATERIALS - 4.8%
85,877		Sherwin-Williams Co/The	29,192,169
		TOTAL MATERIALS	29,192,169

		MEDIA & ENTERTAINMENT - 1.6%
85,877		Walt Disney Co/The	9,562,404
		TOTAL MEDIA & ENTERTAINMENT	9,562,404

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.1%
85,877	(b)	Amgen Inc	22,382,981
85,877		Johnson & Johnson	12,419,532
85,877		Merck & Co Inc	8,543,044
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	43,345,557

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
85,877		NVIDIA Corp	11,532,422
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	11,532,422

34	See Notes to Financial Statements

SHARES		DESCRIPTION					VALUE
		SOFTWARE & SERVICES - 13.8%
85,877		International Business Machines Corp					$18,878,341
85,877		Microsoft Corp					36,197,156
85,877		Salesforce Inc					28,711,257
		TOTAL SOFTWARE & SERVICES					83,786,754

		TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
85,877	(b)	Apple Inc					21,505,318
85,877		Cisco Systems Inc					5,083,919
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT					26,589,237

		TELECOMMUNICATION SERVICES- 0.5%
85,877		Verizon Communications Inc					3,434,221
		TOTAL TELECOMMUNICATION SERVICES					3,434,221
		TOTAL COMMON STOCKS (Cost $220,200,610)					594,377,904

SHARES		DESCRIPTION					VALUE
		EXCHANGE-TRADED FUNDS - 2.4%
49,800		Vanguard Total Stock Market ETF					14,432,538
		TOTAL EXCHANGE-TRADED FUNDS (Cost $13,815,263)					14,432,538

TYPE		DESCRIPTION(c)	NUMBER OF CONTRACTS	NOTIONAL AMOUNT(d)	EXERCISE PRICE	EXPIRATION DATE	VALUE
		OPTIONS PURCHASED- 0.0%
Put		Chicago Board Options	150	$210,000	$14	01/22/25	1,125
		Exchange SPX Volatility Index
		TOTAL OPTIONS PURCHASED (Cost $2,755)	150	$210,000			1,125

		TOTAL LONG-TERM INVESTMENTS (Cost $234,018,628)					608,811,567

PRINCIPAL		DESCRIPTION			RATE	MATURITY	VALUE
		SHORT-TERM INVESTMENTS - 0.2%
		REPURCHASE AGREEMENTS - 0.2%
$1,198,195	(e)	Fixed Income Clearing Corporation			1.360%	01/02/25	1,198,195
		TOTAL REPURCHASE AGREEMENTS (Cost $1,198,195)					1,198,195

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,198,195)					1,198,195

		TOTAL INVESTMENTS - 100.2% (Cost $235,216,823)					610,009,762

		OTHER ASSETS & LIABILITIES, NET - (0.2)%					(1,417,394)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%					$608,592,368

ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(b)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(c)	Exchange-traded, unless otherwise noted.
(d)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(e)
Agreement with Fixed Income Clearing Corporation, 1.360% dated 12/31/24 to be repurchased at $1,198,285 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 4.500% and maturity date 12/31/31, valued at $1,222,317.

See Notes to Financial Statements	35

Portfolio of Investments December 31, 2024
(continued)
DIAX

Investments in Derivatives
Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value

Call	S&P 500 Index	(110)	$(65,010,000)	$5,910	1/17/25	$ (679,250)
Call	S&P 500 Index	(55)	(32,725,000)	5,950	1/17/25	(231,000)
Call	S&P 500 Index	(55)	(33,550,000)	6,100	1/17/25	(26,125)
Call	S&P 500 Index	(110)	(68,750,000)	6,250	1/17/25	(5,225)
Call	S&P 500 Index	(20)	(12,600,000)	6,300	1/17/25	(650)
Call	S&P 500 Index	(55)	(34,100,000)	6,200	1/31/25	(24,200)
Call	S&P 500 Index	(75)	(47,250,000)	6,300	1/31/25	(9,000)
Call	S&P 500 Index	(110)	(69,850,000)	6,350	1/31/25	(8,250)
Call	S&P 500 Index	(45)	(28,125,000)	6,250	2/21/25	(41,175)
Call	S&P 500 Index	(25)	(15,750,000)	6,300	2/21/25	(13,500)

Total Options Written (premiums received $2,752,152)		(660)	$(407,710,000)			$ (1,038,375)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

36	See Notes to Financial Statements

Portfolio of Investments December 31, 2024
SPXX

SHARES		DESCRIPTION	VALUE
		LONG-TERM INVESTMENTS - 100.0%
		COMMON STOCKS - 96.4%
		AUTOMOBILES & COMPONENTS - 2.5%
2,907		Gentex Corp	$83,518
16,252	(a)	Lucid Group Inc	49,081
2,378	(a),(b)	QuantumScape Corp	12,342
5,089	(a)	Rivian Automotive Inc, Class A	67,684
19,545	(a)	Tesla Inc	7,893,053
1,213		Thor Industries Inc	116,096
		TOTAL AUTOMOBILES & COMPONENTS	8,221,774

		BANKS - 3.8%
51,538		Bank of America Corp	2,265,095
22,295		Citigroup Inc	1,569,345
89		Cullen/Frost Bankers Inc	11,948
85		First Citizens BancShares Inc/NC, Class A	179,607
4,948		First Horizon Corp	99,653
24,320		JPMorgan Chase & Co	5,829,747
4,203		Synovus Financial Corp	215,320
376	(a)	Texas Capital Bancshares Inc	29,403
766		Webster Financial Corp	42,298
29,478		Wells Fargo & Co	2,070,535
2,283		Wintrust Financial Corp	284,713
		TOTAL BANKS	12,597,664

		CAPITAL GOODS - 5.1%
620		Acuity Brands Inc	181,121
5,115	(a)	Archer Aviation Inc, Class A	49,871
358		Atkore Inc	29,875
3,549	(a)	Bloom Energy Corp, Class A	78,823
5,565	(a)	Boeing Co/The	985,005
2,021		BWX Technologies Inc	225,119
563		Carlisle Cos Inc	207,657
4,996		Caterpillar Inc	1,812,349
16,723		CNH Industrial NV	189,472
982	(a)	Core & Main Inc, Class A	49,994
1,029		Curtiss-Wright Corp	365,161
3,017		Deere & Co	1,278,303
254	(a)	Dycom Industries Inc	44,211
5,038		Eaton Corp PLC	1,671,961
740		EMCOR Group Inc	335,886
930		Esab Corp	111,544
918		Ferguson Enterprises Inc	159,337
1,793	(a)	Fluence Energy Inc	28,473
5,399		Graco Inc	455,082
1,527		HEICO Corp	363,029
8,713		Honeywell International Inc	1,968,180
6,141		Illinois Tool Works Inc	1,557,112
121		Lincoln Electric Holdings Inc	22,684
2,947		Lockheed Martin Corp	1,432,065
595	(a)	MasTec Inc	81,003
4,656	(a)	NEXTracker Inc, Class A	170,084
1,377		Oshkosh Corp	130,911
2,476		Owens Corning	421,712
220		Regal Rexnord Corp	34,129
16,125		RTX Corp	1,865,985
212		Simpson Manufacturing Co Inc	35,156
1,880	(a)	Spirit AeroSystems Holdings Inc, Class A	64,070
731		Timken Co/The	52,172
979		Toro Co/The	78,418
511		Valmont Industries Inc	156,708
637		Watsco Inc	301,868
		TOTAL CAPITAL GOODS	16,994,530

See Notes to Financial Statements	37

Portfolio of Investments December 31, 2024 (continued)
SPXX

SHARES		DESCRIPTION	VALUE
		COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
3,007		Booz Allen Hamilton Holding Corp	$387,001
425	(a)	CACI International Inc, Class A	171,726
463	(a),(b)	Clarivate PLC	2,352
786	(a)	Clean Harbors Inc	180,890
2,741	(a)	GEO Group Inc/The	76,693
2,665		KBR Inc	154,383
322	(a)	Parsons Corp	29,704
1,061		RB Global Inc	95,713
3,217		Robert Half Inc	226,670
596		Science Applications International Corp	66,621
3,175		SS&C Technologies Holdings Inc	240,601
3,933		Tetra Tech Inc	156,691
998		TransUnion	92,525
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,881,570

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.2%
245	(a)	Abercrombie & Fitch Co, Class A	36,620
67,195	(a),(c)	Amazon.com Inc	14,741,911
1,504		American Eagle Outfitters Inc	25,072
839	(a)	AutoNation Inc	142,496
1,707		Bath & Body Works Inc	66,180
223	(a)	Boot Barn Holdings Inc	33,856
418	(a)	Burlington Stores Inc	119,155
1,137		Dick’s Sporting Goods Inc	260,191
49		Dillard’s Inc, Class A	21,155
1,462	(a)	Five Below Inc	153,452
1,210	(a)	Floor & Decor Holdings Inc, Class A	120,637
1,918	(a)	GameStop Corp, Class A	60,110
9,417		Home Depot Inc/The	3,663,119
343		Lithia Motors Inc	122,599
303		Murphy USA Inc	152,030
864		Nordstrom Inc	20,866
392	(a)	PDD Holdings Inc	38,020
372	(a)	RH	146,415
4,822	(a)	Valvoline Inc	174,460
1,384	(a)	Victoria’s Secret & Co	57,325
753	(a)	Wayfair Inc, Class A	33,373
1,254		Williams-Sonoma Inc	232,216
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	20,421,258

		CONSUMER DURABLES & APPAREL - 0.9%
202	(a)	Birkenstock Holding Plc	11,445
2,772		Carter’s Inc	150,215
1,423		Cricut Inc, Class A	8,111
8,589		KB Home	564,469
491		Meritage Homes Corp	75,526
3,844		Newell Brands Inc	38,286
10,201		NIKE Inc, Class B	771,910
4,744	(a)	Taylor Morrison Home Corp	290,380
4,723		Tempur Sealy International Inc	267,747
1,036		Toll Brothers Inc	130,484
11,692	(a)	Under Armour Inc, Class A	96,810
11,868		VF Corp	254,687
1,563		Whirlpool Corp	178,932
		TOTAL CONSUMER DURABLES & APPAREL	2,839,002

		CONSUMER SERVICES - 1.8%
3,882		Aramark	144,837
331		Booking Holdings Inc	1,644,547
2,536		Boyd Gaming Corp	183,961
555	(a)	Bright Horizons Family Solutions Inc	61,522
734		Cracker Barrel Old Country Store Inc	38,799
979	(a)	DoorDash Inc, Class A	164,227
2,395	(a)	DraftKings Inc, Class A	89,094

38	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE
		CONSUMER SERVICES (continued)
2,846		Hyatt Hotels Corp	$446,765
8,883		McDonald’s Corp	2,575,093
1,641	(a)	Planet Fitness Inc	162,246
1,485		Service Corp International/US	118,533
1,202		Six Flags Entertainment Corp	57,924
3,429		Travel + Leisure Co	172,993
195		Vail Resorts Inc	36,553
1,692		Wendy’s Co/The	27,580
		TOTAL CONSUMER SERVICES	5,924,674

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.4%
2,512	(a)	BJ’s Wholesale Club Holdings Inc	224,447
410		Casey’s General Stores Inc	162,454
3,962		Costco Wholesale Corp	3,630,262
826	(a)	Performance Food Group Co	69,839
2,961	(a)	US Foods Holding Corp	199,749
40,986		Walmart Inc	3,703,085
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	7,989,836

		ENERGY - 3.1%
6,192		Antero Midstream Corp	93,437
1,160	(a)	Antero Resources Corp	40,658
1,887		ChampionX Corp	51,308
2,044		Cheniere Energy Inc	439,194
18,545		Chevron Corp	2,686,058
3,578		Civitas Resources Inc	164,123
2,036		DT Midstream Inc	202,439
2,400		Expand Energy Corp	238,920
30,381		Exxon Mobil Corp	3,268,084
286		Golar LNG Ltd	12,104
4,054		Liberty Energy Inc	80,634
7,698		Magnolia Oil & Gas Corp, Class A	179,979
6,358		Marathon Petroleum Corp	886,941
3,588		Matador Resources Co	201,861
1,550		Murphy Oil Corp	46,903
4,568		NOV Inc	66,693
12,160		Ovintiv Inc	492,480
641		PBF Energy Inc, Class A	17,019
2,247		Peabody Energy Corp	47,052
20,591		Permian Resources Corp	296,099
4,093		Range Resources Corp	147,266
3,048		Scorpio Tankers Inc	151,455
902		SM Energy Co	34,962
8,230		TechnipFMC PLC	238,176
6,953	(a)	Transocean Ltd	26,074
3,026	(a)	Valaris Ltd	133,870
2,848		Viper Energy Inc	139,751
		TOTAL ENERGY	10,383,540

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.9%
10,431		Agree Realty Corp	734,864
1,345		American Healthcare REIT Inc	38,225
6,767		American Homes 4 Rent, Class A	253,221
15,872		Brixmor Property Group Inc	441,876
12,104		CareTrust REIT Inc	327,413
7,025		Cousins Properties Inc	215,246
1,740		EastGroup Properties Inc	279,253
8,331		Equity LifeStyle Properties Inc	554,845
10,582		First Industrial Realty Trust Inc	530,476
8,977		Gaming and Leisure Properties Inc	432,332
3,779		Healthcare Realty Trust Inc	64,054
1,542		Hudson Pacific Properties Inc	4,672
10,680		Independence Realty Trust Inc	211,891
2,264		Lamar Advertising Co, Class A	275,619

See Notes to Financial Statements	39

Portfolio of Investments December 31, 2024 (continued)
SPXX

SHARE		DESCRIPTION	VALUE
		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) (continued)
2,787		Macerich Co/The	$55,517
17,416		NNN REIT Inc	711,444
11,775		Omega Healthcare Investors Inc	445,684
1,968		Outfront Media Inc	34,912
7,163		Phillips Edison & Co Inc	268,326
940		Ryman Hospitality Properties Inc	98,080
10,423		Sabra Health Care REIT Inc	180,526
759		SL Green Realty Corp	51,551
167		Sun Communities Inc	20,536
1,033		Terreno Realty Corp	61,092
		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	6,291,655

		FINANCIAL SERVICES - 8.1%
890	(a)	Affirm Holdings Inc	54,201
20,947		AGNC Investment Corp	192,922
1,817		Ally Financial Inc	65,430
6,384		American Express Co	1,894,707
5,651		Annaly Capital Management Inc	103,413
15,298	(a),(c)	Berkshire Hathaway Inc, Class B	6,934,277
1,147	(a)	Block Inc	97,483
304	(a)	Coinbase Global Inc, Class A	75,483
4,161		Corebridge Financial Inc	124,539
5,499		Equitable Holdings Inc	259,388
3,860		Goldman Sachs Group Inc/The	2,210,313
807	(a)	Hut 8 Corp	16,535
1,068		Interactive Brokers Group Inc, Class A	188,684
8,753		Intercontinental Exchange Inc	1,304,285
508		LPL Financial Holdings Inc	165,867
7,480		Mastercard Inc, Class A	3,938,744
7,780		MGIC Investment Corp	184,464
14,535		Morgan Stanley	1,827,340
440		PennyMac Financial Services Inc	44,942
4,239		Radian Group Inc	134,461
3,649	(a)	Robinhood Markets Inc, Class A	135,962
5,618	(a)	Rocket Cos Inc, Class A	63,259
3,398		S&P Global Inc	1,692,306
6,607	(a)	SoFi Technologies Inc	101,748
1,592	(a)	Toast Inc, Class A	58,028
1,119		Tradeweb Markets Inc, Class A	146,499
468	(a)	Upstart Holdings Inc	28,815
2,129		Virtu Financial Inc, Class A	75,963
14,045		Visa Inc, Class A	4,438,782
1,609		Voya Financial Inc	110,747
		TOTAL FINANCIAL SERVICES	26,669,587

		FOOD, BEVERAGE & TOBACCO - 2.5%
846		Cal-Maine Foods Inc	87,070
1,443	(a)	Celsius Holdings Inc	38,009
46,630		Coca-Cola Co/The	2,903,184
646	(a)	Freshpet Inc	95,679
2,784		Ingredion Inc	382,967
485		Lancaster Colony Corp	83,973
16,493		PepsiCo Inc	2,507,926
13,829		Philip Morris International Inc	1,664,320
4,686	(a)	Pilgrim’s Pride Corp	212,697
3,247	(a)	Post Holdings Inc	371,652
2,311		Primo Brands Corp	71,109
		TOTAL FOOD, BEVERAGE & TOBACCO	8,418,586

		HEALTH CARE EQUIPMENT & SERVICES - 4.1%
18,190		Abbott Laboratories	2,057,471
43	(a)	Amedisys Inc	3,904
23,584	(a)	Boston Scientific Corp	2,106,523
1,637	(a)	Doximity Inc, Class A	87,399

40	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE
		HEALTH CARE EQUIPMENT & SERVICES (continued)
2,253		Encompass Health Corp	$208,065
4,260	(a)	Envista Holdings Corp	82,175
2,780	(a)	Globus Medical Inc, Class A	229,934
639	(a)	ICU Medical Inc	99,154
651	(a)	Inari Medical Inc	33,233
170	(a)	Inspire Medical Systems Inc	31,515
3,572	(a)	Intuitive Surgical Inc	1,864,441
1,388	(a)	Lantheus Holdings Inc	124,170
190	(a)	Masimo Corp	31,407
1,911		McKesson Corp	1,089,098
1,383	(a)	Merit Medical Systems Inc	133,764
1,543		Patterson Cos Inc	47,617
433	(a)	Penumbra Inc	102,829
7,161		Premier Inc, Class A	151,813
593	(a)	Privia Health Group Inc	11,593
296	(a)	QuidelOrtho Corp	13,187
1,806	(a)	Tenet Healthcare Corp	227,971
8,674		UnitedHealth Group Inc	4,387,830
1,340	(a)	Veeva Systems Inc, Class A	281,735
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	13,406,828

		HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
1,282	(a)	BellRing Brands Inc	96,586
114	(a)	elf Beauty Inc	14,312
22,455		Procter & Gamble Co/The	3,764,581
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	3,875,479

		INSURANCE - 2.2%
1,136		American Financial Group Inc/OH	155,552
5,688		Arthur J Gallagher & Co	1,614,539
650		Hanover Insurance Group Inc/The	100,529
196		Kinsale Capital Group Inc	91,166
117	(a)	Markel Group Inc	201,969
8,946		Marsh & McLennan Cos Inc	1,900,220
4,947		Old Republic International Corp	179,032
4,266	(a)	Oscar Health Inc, Class A	57,335
1,422		Primerica Inc	385,959
1,161		Reinsurance Group of America Inc	248,024
436		RenaissanceRe Holdings Ltd	108,481
965		RLI Corp	159,061
439		Ryan Specialty Holdings Inc	28,166
1,002		Selective Insurance Group Inc	93,707
6,012		Travelers Cos Inc/The	1,448,231
7,525		Unum Group	549,551
		TOTAL INSURANCE	7,321,522

		MATERIALS - 1.3%
20,212	(a)	Arcadium Lithium PLC	103,688
7,632	(a)	Axalta Coating Systems Ltd	261,167
3,411		Berry Global Group Inc	220,589
2,824		Cabot Corp	257,859
2,782	(a)	Coeur Mining Inc	15,913
4,146		Crown Holdings Inc	342,833
12,941		Element Solutions Inc	329,090
10,647		Graphic Packaging Holding Co	289,173
14,773		Hecla Mining Co	72,535
212	(a)	Ingevity Corporation	8,639
1,550		Louisiana-Pacific Corp	160,502
351	(a)	Magnera Corp	6,378
1,379		Minerals Technologies Inc	105,094
6,615	(a),(b)	MP Materials Corp	103,194
152		NewMarket Corp	80,309
8,388		Olin Corp	283,514
555		Reliance Inc	149,439

See Notes to Financial Statements	41

Portfolio of Investments December 31, 2024
(continued)
SPXX

SHARES		DESCRIPTION	VALUE
		MATERIALS (continued)
2,738		Royal Gold Inc	$361,005
3,446		RPM International Inc	424,065
4,197		Scotts Miracle-Gro Co/The	278,429
321		Sealed Air Corp	10,859
506		Sensient Technologies Corp	36,058
3,858		Silgan Holdings Inc	200,809
2,778		Southern Copper Corp	253,159
3,022		United States Steel Corp	102,718
		TOTAL MATERIALS	4,457,018

		MEDIA & ENTERTAINMENT - 9.1%
44,594		Alphabet Inc, Class A	8,441,644
36,908	(c)	Alphabet Inc, Class C	7,028,760
16	(a)	AMC Entertainment Holdings Inc, Class A	64
1,107	(a)	Liberty Media Corp-Liberty Formula One, Class A	93,032
200	(a)	Liberty Media Corp-Liberty Live, Class A	13,312
16,581		Meta Platforms Inc	9,708,341
3,464	(a)	Netflix Inc	3,087,532
2,539	(a)	Pinterest Inc, Class A	73,631
1,065	(a)	ROBLOX Corp, Class A	61,621
641	(a)	Roku Inc	47,652
721	(a)	Spotify Technology SA	322,561
12,733		Walt Disney Co/The	1,417,820
		TOTAL MEDIA & ENTERTAINMENT	30,295,970

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.7%
15,731	(c)	AbbVie Inc	2,795,399
2,527	(a)	Alkermes PLC	72,677
1,394	(a)	Apellis Pharmaceuticals Inc	44,483
4,412	(a)	Avantor Inc	92,961
496	(a)	Azenta Inc	24,800
333	(a)	Bio-Rad Laboratories Inc, Class A	109,394
731	(a)	Bridgebio Pharma Inc	20,059
1,710		Bruker Corp	100,240
6,385		Eli Lilly & Co	4,929,220
1,556	(a)	Exact Sciences Corp	87,432
4,414	(a)	Exelixis Inc	146,986
70	(a),(b)	GRAIL Inc	1,249
1,621	(a)	Halozyme Therapeutics Inc	77,500
423	(a)	Illumina Inc	56,525
21,621		Johnson & Johnson	3,126,829
123	(a)	Madrigal Pharmaceuticals Inc	37,954
395	(a)	Medpace Holdings Inc	131,231
23,452		Merck & Co Inc	2,333,005
1,135	(a)	Neurocrine Biosciences Inc	154,927
7,350		Organon & Co	109,662
50,011		Pfizer Inc	1,326,792
86	(a)	Repligen Corp	12,379
302	(a)	REVOLUTION Medicines Inc	13,209
933	(a)	Sarepta Therapeutics Inc	113,443
369	(a)	Scholar Rock Holding Corp	15,948
3,729		Thermo Fisher Scientific Inc	1,939,938
821	(a)	Vaxcyte Inc	67,207
2,534	(a)	Vertex Pharmaceuticals Inc	1,020,442
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	18,961,891

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
1,231	(a)	Jones Lang LaSalle Inc	311,615
4,753	(a)	Opendoor Technologies Inc	7,605
1,785	(a)	Zillow Group Inc, Class C	132,179
		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT	451,399

42	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE
		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.5%
5,912		Analog Devices Inc	$1,256,064
11,856	(c)	Applied Materials Inc	1,928,141
35,090		Broadcom Inc	8,135,266
3,050		Marvell Technology Inc	336,872
169,336		NVIDIA Corp	22,740,131
10,222		QUALCOMM Inc	1,570,304
693	(a)	Semtech Corp	42,862
10,200		Texas Instruments Inc	1,912,602
521		Universal Display Corp	76,170
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	37,998,412

		SOFTWARE & SERVICES - 9.8%
3,572	(a)	Adobe Inc	1,588,397
993	(a)	Altair Engineering Inc, Class A	108,346
1,592		Amdocs Ltd	135,543
179	(a)	Aspentech Corp	44,684
202	(a)	BILL Holdings Inc	17,111
4,414	(a)	Box Inc, Class A	139,482
361	(a)	C3.ai Inc, Class A	12,429
725	(a),(b)	Cleanspark Inc	6,677
631		Clear Secure Inc, Class A	16,810
2,651	(a)	Clearwater Analytics Holdings Inc, Class A	72,956
805	(a)	Cloudflare Inc, Class A	86,682
326	(a)	Datadog Inc, Class A	46,582
955	(a)	DocuSign Inc	85,893
7,313	(a)	Dropbox Inc, Class A	219,683
3,663	(a)	Dynatrace Inc	199,084
515	(a)	Elastic NV	51,026
1,440	(a)	Five9 Inc	58,522
369	(a)	Gitlab Inc, Class A	20,793
340	(a)	Globant SA	72,903
1,251	(a)	Guidewire Software Inc	210,894
73	(a)	HubSpot Inc	50,864
1,590	(a)	Informatica Inc, Class A	41,229
320		InterDigital Inc	61,990
2,495		Intuit Inc	1,568,108
537	(a)	Manhattan Associates Inc	145,119
602	(a),(b)	MARA Holdings Inc	10,096
51,339		Microsoft Corp	21,639,388
550	(a)	MicroStrategy Inc, Class A	159,291
192	(a)	MongoDB Inc	44,700
2,273	(a)	Nutanix Inc, Class A	139,062
14,001		Oracle Corp	2,333,127
280		Pegasystems Inc	26,096
1,278	(a)	RingCentral Inc, Class A	44,743
1,882	(a)	Riot Platforms Inc	19,215
5,597		Salesforce Inc	1,871,245
2,769	(a)	SentinelOne Inc, Class A	61,472
5,183	(a)	Smartsheet Inc, Class A	290,403
704	(a)	SoundHound AI Inc	13,967
1,110	(a)	Teradata Corp	34,576
2,685	(a)	Terawulf Inc	15,197
632	(a)	Trade Desk Inc/The, Class A	74,279
3,241	(a)	UiPath Inc, Class A	41,193
2,746	(a)	Unity Software Inc	61,703
187	(a)	Vertex Inc, Class A	9,976
410	(a)	Wix.com Ltd	87,966
475	(a)	Workiva Inc	52,012
2,788	(a)	Zoom Communications Inc	227,529
		TOTAL SOFTWARE & SERVICES	32,319,043

See Notes to Financial Statements	43

Portfolio of Investments December 31, 2024
(continued)
SPXX

SHARES		DESCRIPTION	VALUE
		TECHNOLOGY HARDWARE & EQUIPMENT - 8.8%
103,319	(c)	Apple Inc	$25,873,142
998	(a)	Arrow Electronics Inc	112,894
3,111		Avnet Inc	162,767
2,523	(a)	Ciena Corp	213,976
43,703		Cisco Systems Inc	2,587,218
1,796	(a)	Coherent Corp	170,135
1,321	(a)	Pure Storage Inc, Class A	81,149
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	29,201,281

		TELECOMMUNICATION SERVICES - 0.8%
2,306	(a),(b)	AST SpaceMobile Inc	48,656
839		Cogent Communications Holdings Inc	64,662
1,020	(a)	Frontier Communications Parent Inc	35,394
2,287		Iridium Communications Inc	66,369
20,069	(a)	Lumen Technologies Inc	106,566
607		Telephone and Data Systems Inc	20,705
1,094	(a)	United States Cellular Corp	68,616
57,225		Verizon Communications Inc	2,288,428
		TOTAL TELECOMMUNICATION SERVICES	2,699,396

		TRANSPORTATION - 1.0%
835	(a)	American Airlines Group Inc	14,554
942		Copa Holdings SA, Class A	82,783
935	(a)	GXO Logistics Inc	40,673
4,206	(a)	JetBlue Airways Corp	33,059
513		Knight-Swift Transportation Holdings Inc	27,210
1,584	(a)	Lyft Inc, Class A	20,434
397	(a)	Saia Inc	180,925
6,904		Union Pacific Corp	1,574,388
8,775		United Parcel Service Inc, Class B	1,106,527
1,308	(a)	XPO Inc	171,544
		TOTAL TRANSPORTATION	3,252,097

		UTILITIES - 1.9%
2,058		Black Hills Corp	120,434
23,069		Clearway Energy Inc, Class C	599,794
19,906		Duke Energy Corp	2,144,672
11,064	(a)	Hawaiian Electric Industries Inc	107,653
5,952		IDACORP Inc	650,435
2,125		New Jersey Resources Corp	99,131
23,772		OGE Energy Corp	980,595
837		Otter Tail Corp	61,804
19,434		Portland General Electric Co	847,711
69		Southwest Gas Holdings Inc	4,879
6,569		TXNM Energy Inc	322,998
14,575		UGI Corp	411,452
		TOTAL UTILITIES	6,351,558

		TOTAL COMMON STOCKS (Cost $91,557,485)	319,225,570

SHARES		DESCRIPTION	VALUE
		EXCHANGE-TRADED FUNDS - 3.6%
8,000		SPDR S&P 500 ETF Trust	4,688,640
24,500		Vanguard Total Stock Market ETF	7,100,346
		TOTAL EXCHANGE-TRADED FUNDS (Cost $10,701,631)	11,788,986

44	See Notes to Financial Statements

TYPE		DESCRIPTION(d)	NUMBER OF CONTRACTS	NOTIONAL AMOUNT(e)	EXERCISE PRICE	EXPIRATION DATE	VALUE
		OPTIONS PURCHASED - 0.0%
Put		Chicago Board Options	100	$140,000	$14	01/22/25	$750
		Exchange SPX Volatility Index
		TOTAL OPTIONS PURCHASED (Cost $1,837)	100	$140,000			750

		TOTAL LONG-TERM INVESTMENTS (Cost $102,260,953)					331,015,306

SHARES		DESCRIPTION			RATE		VALUE
		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 0.0%
107,116	(f)	State Street Navigator Securities Lending Government Money Market Portfolio			4.460%(g)		107,116
		TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING (Cost $107,116)					107,116

PRINCIPAL		DESCRIPTION			RATE	MATURITY	VALUE
		SHORT-TERM INVESTMENTS - 0.2%
		REPURCHASE AGREEMENTS - 0.2%
$ 676,513	(h)	Fixed Income Clearing Corporation			1.360	01/02/25	676,513
		TOTAL REPURCHASE AGREEMENTS (Cost $676,513)					676,513

		TOTAL SHORT-TERM INVESTMENTS (Cost $676,513)					676,513

		TOTAL INVESTMENTS - 100.2% (Cost $103,044,582)					331,798,935

		OTHER ASSETS & LIABILITIES, NET - (0.2)%					(626,301)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%					$331,172,634

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(b)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $99,820.
(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(d)	Exchange-traded, unless otherwise noted.
(e)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(f)	Investments made with cash collateral received from securities on loan.
(g)	The rate shown is the one-day yield as of the end of the reporting period.
(h)
Agreement with Fixed Income Clearing Corporation, 1.360% dated 12/31/24 to be repurchased at $676,565 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 4.500% and maturity date 12/31/31, valued at $690,213.

Investments in Derivatives
Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value

Call	S&P 500 Index	(60)	$(35,460,000)	$5,910	1/17/25	$(370,500)
Call	S&P 500 Index	(30)	(17,850,000)	5,950	1/17/25	(126,000)
Call	S&P 500 Index	(30)	(18,300,000)	6,100	1/17/25	(14,250)
Call	S&P 500 Index	(60)	(37,500,000)	6,250	1/17/25	(2,850)
Call	S&P 500 Index	(20)	(12,600,000)	6,300	1/17/25	(650)
Call	S&P 500 Index	(30)	(18,600,000)	6,200	1/31/25	(13,200)
Call	S&P 500 Index	(35)	(22,050,000)	6,300	1/31/25	(4,200)
Call	S&P 500 Index	(60)	(38,100,000)	6,350	1/31/25	(4,500)
Call	S&P 500 Index	(35)	(21,875,000)	6,250	2/21/25	(32,025)

See Notes to Financial Statements	45

Portfolio of Investments December 31, 2024
(continued)
SPXX

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value
Call	S&P 500 Index	(10)	$(6,300,000)	$6,300	2/21/25	$(5,400)
Total Options Written (premiums received $1,509,630)		(370)	$(228,635,000)			$(573,575)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

46	See Notes to Financial Statements

Portfolio of Investments December 31, 2024
QQQX

SHARES		DESCRIPTION	VALUE
		LONG-TERM INVESTMENTS - 100.1%
		COMMON STOCKS - 96.7%
		AUTOMOBILES & COMPONENTS - 4.1%
40,233		Ford Motor Co	$398,307
4,110		Lear Corp	389,217
143,593	(a)	Tesla Inc	57,988,597
		TOTAL AUTOMOBILES & COMPONENTS	58,776,121

		CAPITAL GOODS - 1.9%
7,468		3M Co	964,044
29,355	(a)	Archer Aviation Inc, Class A	286,211
7,981	(a)	Boeing Co/The	1,412,637
9,138		Caterpillar Inc	3,314,901
4,624		EMCOR Group Inc	2,098,834
3,812	(a),(b)	Enovix Corp	41,436
7,764		Fortive Corp	582,300
12,364		GE Vernova Inc	4,066,891
30,184		General Electric Co	5,034,389
584		HEICO Corp	138,840
2,990		Howmet Aerospace Inc	327,016
6,441	(a)	Plug Power Inc	13,719
29,007	(a)	Rocket Lab USA Inc	738,808
7,632		Rockwell Automation Inc	2,181,149
116		TransDigm Group Inc	147,005
4,996		United Rentals Inc	3,519,382
5,734		Vertiv Holdings Co, Class A	651,440
1,390		WW Grainger Inc	1,465,130
		TOTAL CAPITAL GOODS	26,984,132

		COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
21,698	(a)	ACV Auctions Inc, Class A	468,677
19,119		Robert Half Inc	1,347,125
21,890		Tetra Tech Inc	872,098
9,596		Veralto Corp	977,352
7,562		Waste Connections Inc	1,297,488
9,915		Waste Management Inc	2,000,748
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	6,963,488

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.9%
3,906	(a)	Abercrombie & Fitch Co, Class A	583,830
360,736	(a),(c)	Amazon.com Inc	79,141,871
940	(a)	AutoZone Inc	3,009,880
1,817	(a)	Burlington Stores Inc	517,954
1,711	(a)	Carvana Co	347,949
52,348	(a)	Coupang Inc	1,150,609
8,039		Dick’s Sporting Goods Inc	1,839,645
1,571		Dillard’s Inc, Class A	678,263
16,562		eBay Inc	1,026,016
5,733	(a)	Etsy Inc	303,218
4,325		Lowe’s Cos Inc	1,067,410
14,611	(a)	Ollie’s Bargain Outlet Holdings Inc	1,603,265
7,621		Pool Corp	2,598,304
181	(a),(b)	Savers Value Village Inc	1,855
24,886		TJX Cos Inc/The	3,006,478
34,575		Tractor Supply Co	1,834,549
6,382		Williams-Sonoma Inc	1,181,819
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	99,892,915

		CONSUMER DURABLES & APPAREL - 0.2%
16,176	(a)	Deckers Outdoor Corp	3,285,184
10,370	(a)	Peloton Interactive Inc, Class A	90,219
		TOTAL CONSUMER DURABLES & APPAREL	3,375,403

See Notes to Financial Statements	47

Portfolio of Investments December 31, 2024
(continued)
QQQX

SHARES		DESCRIPTION	VALUE
		CONSUMER SERVICES - 3.2%
6,160		Booking Holdings Inc	30,605,467
4,374	(a)	Cava Group Inc	493,387
87,000	(a)	Chipotle Mexican Grill Inc	5,246,100
10,528		Darden Restaurants Inc	1,965,472
297		Domino’s Pizza Inc	124,669
4,730	(a)	DraftKings Inc	175,956
26,996		Hilton Worldwide Holdings Inc	6,672,331
10,345		Service Corp International/US	825,738
2,176	(a)	Sweetgreen Inc, Class A	69,763
1,480		Wingstop Inc	420,616
		TOTAL CONSUMER SERVICES	46,599,499

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.6%
25,248	(a)	BJ’s Wholesale Club Holdings Inc	2,255,909
2,618		Casey’s General Stores Inc	1,037,330
210,528	(a)	HF Foods Group Inc	675,795
43,339		Kroger Co/The	2,650,180
27,218	(a)	Maplebear Inc	1,127,370
22,357	(a)	Performance Food Group Co	1,890,284
36,930	(a)	Sprouts Farmers Market Inc	4,692,695
8,849		Sysco Corp	676,595
10,413		Target Corp	1,407,629
46,686	(a)	US Foods Holding Corp	3,149,438
192,024		Walmart Inc	17,349,368
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	36,912,593

		ENERGY - 0.3%
4,902	(a)	Clean Energy Fuels Corp	12,304
3,791		EQT Corp	174,803
7,570		Exxon Mobil Corp	814,305
5,484		Select Water Solutions Inc	72,608
53,009		TechnipFMC PLC	1,534,081
1,089		Texas Pacific Land Corp	1,204,390
5,170		Viper Energy Inc	253,692
		TOTAL ENERGY	4,066,183

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
55,254		CubeSmart	2,367,634
		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	2,367,634

		FINANCIAL SERVICES - 2.6%
5,861	(a)	Berkshire Hathaway Inc, Class B	2,656,674
2,217	(a)	Coinbase Global Inc, Class A	550,481
10,062	(a)	Hut 8 Corp	206,171
11,527		Jack Henry & Associates Inc	2,020,683
8,130		Mastercard Inc	4,281,014
8,682		Moody’s Corp	4,109,798
19,418		Morgan Stanley	2,441,231
143,943	(a)	PayPal Holdings Inc	12,285,535
9,170	(a)	Robinhood Markets Inc, Class A	341,674
3,079		S&P Global Inc	1,533,434
11,343		SEI Investments Co	935,571
11,700	(a)	Toast Inc, Class A	426,465
17,825		Visa Inc, Class A	5,633,413
		TOTAL FINANCIAL SERVICES	37,422,144

		FOOD, BEVERAGE & TOBACCO - 1.9%
70,834	(a)	Bridgford Foods Corp	744,465
10,559		Brown-Forman Corp, Class B	401,031
10,507		Cal-Maine Foods Inc	1,081,380
16,575	(a)	Celsius Holdings Inc	436,586
70,040		Coca-Cola Co/The	4,360,690
190		Coca-Cola Consolidated Inc	239,398
4,567	(a)	Freshpet Inc	676,418
853		Ingredion Inc	117,339
30,851		Kellanova	2,498,006

48	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE
		FOOD, BEVERAGE & TOBACCO (continued)
20,310		McCormick & Co Inc/MD	$1,548,434
242,394	(a)	Monster Beverage Corp	12,740,229
10,703	(a)	Post Holdings Inc	1,225,065
12,843		Tyson Foods Inc, Class A	737,702
		TOTAL FOOD, BEVERAGE & TOBACCO	26,806,743

		HEALTH CARE EQUIPMENT & SERVICES - 1.4%
26,882		Abbott Laboratories	3,040,623
2,837		Becton Dickinson & Co	643,630
50,911	(a)	Boston Scientific Corp	4,547,371
9,791		Cardinal Health Inc	1,157,982
845		Cencora Inc	189,855
2,328	(a)	Doximity Inc, Class A	124,292
768		Embecta Corp	15,859
1,777	(a)	Glaukos Corp	266,443
17,206	(a)	Hims & Hers Health Inc	416,041
615	(a)	Inspire Medical Systems Inc	114,009
17,865	(a)	LENSAR Inc	159,713
4,308		McKesson Corp	2,455,172
313	(a)	Novocure Ltd	9,327
2,672	(a)	PROCEPT BioRobotics Corp	215,150
19,914		Stryker Corp	7,170,036
695	(a)	TransMedics Group Inc	43,333
1	(a)	Venus Concept Inc	0
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	20,568,836

		HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
1,256		Colgate-Palmolive Co	114,183
931		Estee Lauder Cos Inc/The, Class A	69,807
11,199		Procter & Gamble Co/The	1,877,512
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,061,502

		INSURANCE - 0.1%
6,891	(a)	Lemonade Inc	252,762
5,928		Progressive Corp/The	1,420,408
		TOTAL INSURANCE	1,673,170

		MATERIALS - 0.4%
7,904		Air Products and Chemicals Inc	2,292,476
4,212		Ball Corp	232,208
1,460		Carpenter Technology Corp	247,777
13,576		CF Industries Holdings Inc	1,158,304
6,845	(a)	comScore Inc	39,975
7,747		International Paper Co	416,943
3,839		Sherwin-Williams Co/The	1,304,991
		TOTAL MATERIALS	5,692,674

		MEDIA & ENTERTAINMENT - 15.1%
334,377	(c)	Alphabet Inc, Class A	63,297,566
272,036	(c)	Alphabet Inc, Class C	51,806,536
53,319	(a)	AMC Entertainment Holdings Inc, Class A	212,210
4,585	(a)	Cinemark Holdings Inc	142,043
642,116		Comcast Corp, Class A	24,098,613
19,856		Fox Corp, Class A	964,604
12,565	(a)	Liberty Media Corp-Liberty Formula One, Class C	1,164,273
19,482	(a)	Live Nation Entertainment Inc	2,522,919
37,991	(a)	Match Group Inc	1,242,686
105,161		Meta Platforms Inc	61,572,817
25,957		New York Times Co/The, Class A	1,351,062
6,270		News Corp, Class B	190,796
21,177	(a)	ROBLOX Corp, Class A	1,225,301
11,881	(a)	Roku Inc	883,234
42,393		Saga Communications Inc, Class A	467,595
6,037	(a)	Spotify Technology SA	2,700,833
9,491	(a)	TKO Group Holdings Inc	1,348,766

See Notes to Financial Statements	49

Portfolio of Investments December 31, 2024
(continued)
QQQX

SHARES		DESCRIPTION	VALUE
		MEDIA & ENTERTAINMENT (continued)
11,379		Walt Disney Co/The	$1,267,052
		TOTAL MEDIA & ENTERTAINMENT	216,458,906

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.9%
3,964	(a)	89bio Inc	30,998
12,612		Agilent Technologies Inc	1,694,296
66,016	(c)	Amgen Inc	17,206,410
803	(a)	Arcus Biosciences Inc	11,957
284	(a)	Arvinas Inc	5,444
3,399	(a)	Blueprint Medicines Corp	296,461
5,019	(a)	Charles River Laboratories International Inc	926,507
5,067	(a)	Cytokinetics Inc	238,352
16,193		Danaher Corp	3,717,103
3,634	(a)	Disc Medicine Inc	230,396
6,554	(a)	Editas Medicine Inc	8,324
2,706		Eli Lilly & Co	2,089,032
5,556	(a)	Exelixis Inc	185,015
172,825		Gilead Sciences Inc	15,963,845
11,370	(a),(b)	Humacyte Inc	57,418
13,603	(a)	Insmed Inc	939,151
1,618	(a)	Madrigal Pharmaceuticals Inc	499,266
632	(a)	Natera Inc	100,046
7,810	(a)	Neurocrine Biosciences Inc	1,066,065
13,272	(a)	Regeneron Pharmaceuticals Inc	9,454,044
4,581	(a)	Revance Therapeutics Inc	13,926
4,032	(a)	REVOLUTION Medicines Inc	176,360
3,102	(a)	SpringWorks Therapeutics Inc	112,075
7,842	(a)	Tarsus Pharmaceuticals Inc	434,212
7,934	(a)	Twist Bioscience Corp	368,693
507	(a)	Vaxcyte Inc	41,503
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	55,866,899

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 20.8%
166,423	(a)	Advanced Micro Devices Inc	20,102,234
13,979	(a)	Ambarella Inc	1,016,832
94,350		Analog Devices Inc	20,045,601
165,056		Applied Materials Inc	26,843,057
2,742	(a)	Astera Labs Inc	363,178
9,301	(a)	Axcelis Technologies Inc	649,861
286,877		Broadcom Inc	66,509,564
15,643	(a)	Cirrus Logic Inc	1,557,730
16,905	(a)	Credo Technology Group Holding Ltd	1,136,185
4,666	(a)	Enphase Energy Inc	320,461
6,555	(a)	First Solar Inc	1,155,253
420,372		Intel Corp	8,428,459
33,952	(a)	Lattice Semiconductor Corp	1,923,381
13,569	(a)	MACOM Technology Solutions Holdings Inc	1,762,749
6,123		Monolithic Power Systems Inc	3,622,979
9,503	(a)	Navitas Semiconductor Corp	33,926
845,420		NVIDIA Corp	113,531,452
7,607	(a)	Onto Innovation Inc	1,267,859
12,494		Power Integrations Inc	770,880
140,959		QUALCOMM Inc	21,654,121
22,837	(a),(b)	Rigetti Computing Inc	348,493
13,523	(a)	Semtech Corp	836,397
9,889	(a)	Silicon Laboratories Inc	1,228,411
1,520	(a)	SiTime Corp	326,086
11,293		Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	2,230,254
3,690		Teradyne Inc	464,645
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	298,130,048

50	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE
		SOFTWARE & SERVICES - 15.2%
787	(a)	Altair Engineering Inc, Class A	$85,870
1,868	(a)	Appfolio Inc, Class A	460,873
26,165	(a)	Asana Inc	530,365
72,704	(a)	Aurora Innovation Inc	458,035
52,492	(a)	Autodesk Inc	15,515,060
4,262	(a)	BILL Holdings Inc	361,034
4,097	(a)	Braze Inc, Class A	171,582
18,891	(a)	C3.ai Inc	650,417
22,126	(a)	Cipher Mining Inc	102,665
16,444	(a),(b)	Cleanspark Inc	151,449
19,719	(a)	Clearwater Analytics Holdings Inc, Class A	542,667
901	(a)	Commvault Systems Inc	135,970
20,252	(a)	Confluent Inc, Class A	566,246
13,893	(a)	DocuSign Inc	1,249,536
38,645	(a),(b)	D-Wave Quantum Inc	324,618
16,443	(a)	Dynatrace Inc	893,677
3,178	(a)	Elastic NV	314,876
1,335	(a)	Fair Isaac Corp	2,657,892
4,592	(a)	Freshworks Inc, Class A	74,253
10,319	(a)	Gitlab Inc, Class A	581,476
9,688	(a)	Guidewire Software Inc	1,633,203
9,174	(a)	HashiCorp Inc, Class A	313,843
2,277	(a)	HubSpot Inc	1,586,545
1,843		InterDigital Inc	357,026
9,067	(a)	Manhattan Associates Inc	2,450,266
21,148	(a),(b)	MARA Holdings Inc	354,652
340,211		Microsoft Corp	143,398,936
13,448	(a)	Nutanix Inc, Class A	822,749
40,479		Oracle Corp	6,745,421
80,164	(a)	Palantir Technologies Inc, Class A	6,062,803
7,560	(a)	Procore Technologies Inc	566,471
24,964	(a)	PTC Inc	4,590,131
20,639	(a)	Riot Platforms Inc	210,724
22,714		Salesforce Inc	7,593,972
27,346	(a)	SentinelOne Inc, Class A	607,081
6,953	(a)	ServiceNow Inc	7,371,014
22,684	(a)	Smartsheet Inc, Class A	1,270,984
17,444	(a),(b)	SoundHound AI Inc, Class A	346,089
32,780	(a)	Terawulf Inc	185,535
2,332	(a)	Tyler Technologies Inc	1,344,724
40,592	(a)	UiPath Inc, Class A	515,924
54,665	(a)	Unity Software Inc	1,228,323
9,687	(a)	Vertex Inc, Class A	516,801
42,684	(a)	Zeta Global Holdings Corp, Class A	767,885
12,728	(a)	Zoom Communications Inc	1,038,732
		TOTAL SOFTWARE & SERVICES	217,708,395

		TECHNOLOGY HARDWARE & EQUIPMENT - 13.7%
660,555	(c)	Apple Inc	165,416,184
497,907		Cisco Systems Inc	29,476,095
2,845		Dell Technologies Inc, Class C	327,858
3,704	(a)	IonQ Inc	154,716
8,099	(a)	Keysight Technologies Inc	1,300,942
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	196,675,795

		TELECOMMUNICATION SERVICES - 0.4%
22,310	(a),(b)	AST SpaceMobile Inc	470,741
10,170	(a)	Lumen Technologies Inc	54,003
15,823		Spok Holdings Inc	253,959
31,079		Telephone and Data Systems Inc	1,060,104
100,308		Verizon Communications Inc	4,011,317
		TOTAL TELECOMMUNICATION SERVICES	5,850,124

See Notes to Financial Statements	51

Portfolio of Investments December 31, 2024
(continued)
QQQX

SHARES		DESCRIPTION					VALUE
		TRANSPORTATION - 0.3%
11,239		Delta Air Lines Inc					$679,960
228		FedEx Corp					64,143
1,881	(a)	Saia Inc					857,228
33,792	(a)	Uber Technologies Inc					2,038,333
3,776		Union Pacific Corp					861,079
4,685	(a)	XPO Inc					614,438
		TOTAL TRANSPORTATION					5,115,181

		UTILITIES - 0.9%
6,056		Atmos Energy Corp					843,419
4,647		CMS Energy Corp					309,722
13,604		Duke Energy Corp					1,465,695
17,908		NRG Energy Inc					1,615,660
69,334		PG&E Corp					1,399,160
3,827		Public Service Enterprise Group Inc					323,343
52,824		Southern Co/The					4,348,472
20,225		Vistra Corp					2,788,421
		TOTAL UTILITIES					13,093,892

		TOTAL COMMON STOCKS (Cost $354,630,219)					1,389,062,277

SHARES		DESCRIPTION					VALUE
		EXCHANGE-TRADED FUNDS - 3.4%
22,000		Invesco QQQ Trust Series 1					11,247,060
129,500		Vanguard Total Stock Market ETF					37,530,395
		TOTAL EXCHANGE-TRADED FUNDS (Cost $46,444,696)					48,777,455

TYPE		DESCRIPTION(d)	NUMBER OF CONTRACTS	NOTIONAL AMOUNT(e)	EXERCISE PRICE	EXPIRATION DATE	VALUE
		OPTIONS PURCHASED - 0.0%
Put		Chicago Board Options Exchange SPX Volatility Index	150	$210,000	$14	01/22/25	1,125
		TOTAL OPTIONS PURCHASED (Cost $2,755)	150	$210,000			1,125

		TOTAL LONG-TERM INVESTMENTS (Cost $401,077,670)					1,437,840,857

SHARES		DESCRIPTION			RATE		VALUE
		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 0.2%
2,006,010	(f)	State Street Navigator Securities Lending Government Money Market Portfolio			4.460%(g)		2,006,010
		TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING (Cost $2,006,010)					2,006,010

PRINCIPAL		DESCRIPTION			RATE	MATURITY	VALUE
		SHORT-TERM INVESTMENTS - 0.2%
		REPURCHASE AGREEMENTS - 0.2%
$ 3,396,225	(h)	Fixed Income Clearing Corporation			1.360	01/02/25	3,396,225
		TOTAL REPURCHASE AGREEMENTS (Cost $3,396,225)					3,396,225

		TOTAL SHORT-TERM INVESTMENTS (Cost $3,396,225)					3,396,225

		TOTAL INVESTMENTS - 100.5% (Cost $406,479,905)					1,443,243,092

		OTHER ASSETS & LIABILITIES, NET - (0.5)%					(7,194,217)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%					$1,436,048,875

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

52	See Notes to Financial Statements

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(b)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,807,712.
(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(d)	Exchange-traded, unless otherwise noted.
(e)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(f)	Investments made with cash collateral received from securities on loan.
(g)	The rate shown is the one-day yield as of the end of the reporting period.
(h)
Agreement with Fixed Income Clearing Corporation, 1.360% dated 12/31/24 to be repurchased at $3,396,481 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 4.500% and maturity date 12/31/31, valued at $3,464,205.

Investments in Derivatives
Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value
Call	Invesco QQQ Trust Series 1	(1,500)	$(79,500,000)	$530	1/17/25	$(252,000)
Call	S&P 500 Index	(200)	(122,000,000)	6,100	1/17/25	(95,000)
Call	NASDAQ 100 Stock INDEX	(50)	(106,375,000)	21,275	1/17/25	(1,138,750)
Call	NASDAQ 100 Stock INDEX	(100)	(215,000,000)	21,500	1/17/25	(1,369,000)
Call	Invesco QQQ Trust Series 1	(1,500)	(79,500,000)	530	1/31/25	(609,750)
Call	Invesco QQQ Trust Series 1	(1,750)	(94,500,000)	540	1/31/25	(305,375)
Call	S&P 500 Index	(100)	(63,000,000)	6,300	1/31/25	(12,000)
Call	S&P 500 Index	(170)	(107,950,000)	6,350	1/31/25	(12,750)
Call	Invesco QQQ Trust Series 1	(1,000)	(55,000,000)	550	2/21/25	(197,500)
Call	S&P 500 Index	(150)	(94,500,000)	6,300	2/21/25	(81,000)
Total Options Written (premiums received $11,601,702)		(6,520)	$(1,017,325,000)			$(4,073,125)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See Notes to Financial Statements	53

Portfolio of Investments December 31, 2024
JCE

SHARES		DESCRIPTION	VALUE
		LONG-TERM INVESTMENTS - 99.7%
		COMMON STOCKS - 98.4%
		AUTOMOBILES & COMPONENTS - 1.8%
11,390	(a)	Tesla Inc	$4,599,738
		TOTAL AUTOMOBILES & COMPONENTS	4,599,738

		BANKS - 4.2%
65,715		Bank of America Corp	2,888,174
30,600		Citigroup Inc	2,153,934
8,870		JPMorgan Chase & Co	2,126,228
15,430		US Bancorp	738,017
40,350		Wells Fargo & Co	2,834,184
		TOTAL BANKS	10,740,537

		CAPITAL GOODS - 4.7%
25,790		Flowserve Corp	1,483,441
18,190		Fortive Corp	1,364,250
330		General Dynamics Corp	86,952
3,770		Lockheed Martin Corp	1,831,994
3,500		Northrop Grumman Corp	1,642,515
13,700		Oshkosh Corp	1,302,459
18,220		RTX Corp	2,108,418
5,290		Trane Technologies PLC	1,953,862
2,340		Vertiv Holdings Co, Class A	265,847
		TOTAL CAPITAL GOODS	12,039,738

		COMMERCIAL & PROFESSIONAL SERVICES - 1.5%
8,220		Booz Allen Hamilton Holding Corp	1,057,914
1,760		Cintas Corp	321,552
9,470		Leidos Holdings Inc	1,364,248
22,470		Rollins Inc	1,041,484
4,270		Vestis Corp	65,075
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	3,850,273

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.0%
56,340	(a),(b)	Amazon.com Inc	12,360,433
68,720	(a)	Coupang Inc	1,510,466
7,380	(a)	Etsy Inc	390,328
2,260		Home Depot Inc/The	879,117
4,180		TJX Cos Inc/The	504,986
		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	15,645,330

		CONSUMER DURABLES & APPAREL - 0.6%
6,930	(a)	Garmin Ltd	1,429,382
		TOTAL CONSUMER DURABLES & APPAREL	1,429,382

		CONSUMER SERVICES - 1.9%
550		Booking Holdings Inc	2,732,631
29,430	(a)	Chipotle Mexican Grill Inc	1,774,629
1,490		Wingstop Inc	423,458
		TOTAL CONSUMER SERVICES	4,930,718

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.2%
540		Costco Wholesale Corp	494,786
29,707		Walmart Inc	2,684,027
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	3,178,813

		ENERGY - 1.1%
8,470		Civitas Resources Inc	388,519
10,190		Exxon Mobil Corp	1,096,138
38,020		HF Sinclair Corp	1,332,601
		TOTAL ENERGY	2,817,258

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
44,590		Brixmor Property Group Inc	1,241,386
		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	1,241,386

54	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE
		FINANCIAL SERVICES - 7.2%
13,230	(a)	Berkshire Hathaway Inc, Class B	$5,996,894
13,240	(a)	Block Inc	1,125,267
17,770		Charles Schwab Corp/The	1,315,158
8,060		CME Group Inc	1,871,774
11,780		Intercontinental Exchange Inc	1,755,338
58,210		Invesco Ltd	1,017,511
1,631		Mastercard Inc	858,836
15,530		State Street Corp	1,524,269
10,230		Visa Inc, Class A	3,233,089
		TOTAL FINANCIAL SERVICES	18,698,136

		FOOD, BEVERAGE & TOBACCO - 1.9%
17,440		Bunge Global SA	1,356,134
900		Coca-Cola Consolidated Inc	1,133,991
7,260		PepsiCo Inc	1,103,956
23,940		Tyson Foods Inc, Class A	1,375,114
		TOTAL FOOD, BEVERAGE & TOBACCO	4,969,195

		HEALTH CARE EQUIPMENT & SERVICES - 4.7%
22,770	(a)	Boston Scientific Corp	2,033,816
12,940		Cardinal Health Inc	1,530,414
26,060	(a)	Centene Corp	1,578,715
21,100	(a)	Edwards Lifesciences Corp	1,562,033
2,890	(a)	IDEXX Laboratories Inc	1,194,842
22,640		Medtronic PLC	1,808,483
4,730	(a)	Molina Healthcare Inc	1,376,666
2,150		UnitedHealth Group Inc	1,087,599
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	12,172,568

		HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
23,710	(a)	BellRing Brands Inc	1,786,312
18,540		Colgate-Palmolive Co	1,685,471
4,300		Procter & Gamble Co/The	720,895
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	4,192,678

		INSURANCE - 1.3%
8,100		Allstate Corp/The	1,561,599
8,870		Marsh & McLennan Cos Inc	1,884,077
		TOTAL INSURANCE	3,445,676

		MATERIALS - 1.6%
13,470		CRH PLC	1,246,244
6,600		Ecolab Inc	1,546,512
6,150		Packaging Corp of America	1,384,550
		TOTAL MATERIALS	4,177,306

		MEDIA & ENTERTAINMENT - 11.2%
29,850		Alphabet Inc, Class A	5,650,605
34,900	(b)	Alphabet Inc, Class C	6,646,356
49,140		Comcast Corp, Class A	1,844,224
13,440		Meta Platforms Inc	7,869,254
4,230	(a)	Netflix Inc	3,770,284
43,640	(a)	Pinterest Inc, Class A	1,265,560
3,950	(a)	Spotify Technology SA	1,767,151
1,190		Walt Disney Co/The	132,507
		TOTAL MEDIA & ENTERTAINMENT	28,945,941

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.8%
1,830		AbbVie Inc	325,191
9,500	(a)	Biogen Inc	1,452,740
3,410		Danaher Corp	782,765
3,060		Eli Lilly & Co	2,362,320
48,470	(a)	Exelixis Inc	1,614,051
20,850		Gilead Sciences Inc	1,925,915
21,459		Johnson & Johnson	3,103,401
26,401		Merck & Co Inc	2,626,371
52,820		Pfizer Inc	1,401,315

See Notes to Financial Statements	55

Portfolio of Investments December 31, 2024
(continued)
JCE

SHARES	DESCRIPTION	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (continued)
52,710	Royalty Pharma PLC	$1,344,632
4,053	Thermo Fisher Scientific Inc	2,108,492
98,920	Viatris Inc	1,231,554
TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	20,278,747

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
10,980	(a)	CBRE Group Inc, Class A	1,441,564
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT	1,441,564

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.2%
19,600	Broadcom Inc	4,544,064
2,710	KLA Corp	1,707,625
24,330	Lam Research Corp	1,757,356
139,580	NVIDIA Corp	18,744,198
14,150	QUALCOMM Inc	2,173,723
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	28,926,966

SOFTWARE & SERVICES - 12.2%
5,190	(a)	Adobe Inc	2,307,889
800	(a)	Appfolio Inc, Class A	197,376
16,620	Dolby Laboratories Inc, Class A	1,298,022
19,330	(a)	Fortinet Inc	1,826,298
1,940	Intuit Inc	1,219,290
41,995	Microsoft Corp	17,700,893
7,791	Salesforce Inc	2,604,765
42,760	(a)	Teradata Corp	1,331,974
7,260	(a)	VeriSign Inc	1,502,530
18,000	(a)	Zoom Communications Inc	1,468,980
TOTAL SOFTWARE & SERVICES	31,458,017

TECHNOLOGY HARDWARE & EQUIPMENT - 10.5%
83,998	(b)	Apple Inc	21,034,779
16,360	(a)	Arista Networks Inc	1,808,271
43,460	Cisco Systems Inc	2,572,832
11,820	Jabil Inc	1,700,898
1,040	TD SYNNEX Corp	121,971
TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	27,238,751

TRANSPORTATION - 1.4%
31,170	(a)	Alaska Air Group Inc	2,018,257
13,500	United Parcel Service Inc, Class B	1,702,350
TOTAL TRANSPORTATION	3,720,607

UTILITIES - 1.7%
4,540	Constellation Energy Corp	1,015,643
16,130	Duke Energy Corp	1,737,846
41,290	Exelon Corp	1,554,156
TOTAL UTILITIES	4,307,645

TOTAL COMMON STOCKS (Cost $177,058,039)	254,446,970

SHARES	DESCRIPTION	VALUE
EXCHANGE-TRADED FUNDS - 1.3%
5,660	iShares Core S&P 500 ETF	3,331,929
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,664,507)	3,331,929

TYPE	DESCRIPTION(c)	NUMBER OF CONTRACTS	NOTIONAL AMOUNT(d)	EXERCISE PRICE	EXPIRATION DATE	VALUE
OPTIONS PURCHASED - 0.0%
Put	Chicago Board Options Exchange SPX Volatility Index	25	$35,000	$14	01/22/25	187
TOTAL OPTIONS PURCHASED (Cost $459)	25	$35,000	187

TOTAL LONG-TERM INVESTMENTS (Cost $179,723,005)	257,779,086

56	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		SHORT-TERM INVESTMENTS - 0.3%
		REPURCHASE AGREEMENTS - 0.3%
$ 776,273	(e)	Fixed Income Clearing Corporation	1.360%	01/02/25	$776,273
		TOTAL REPURCHASE AGREEMENTS (Cost $776,273)			776,273

		TOTAL SHORT-TERM INVESTMENTS (Cost $776,273)			776,273

		TOTAL INVESTMENTS - 100.0% (Cost $180,499,278)			258,555,359

		OTHER ASSETS & LIABILITIES, NET - 0.0%			66,836

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$258,622,195

ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(b)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(c)	Exchange-traded, unless otherwise noted.
(d)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(e)
Agreement with Fixed Income Clearing Corporation, 1.360% dated 12/31/24 to be repurchased at $776,332 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 4.500% and maturity date 12/31/31, valued at $791,997.

Investments in Derivatives
Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value
Call	S&P 500 Index	(20)	$(12,600,000)	$6,300	1/03/25	$(100)
Call	S&P 500 Index	(10)	(6,100,000)	6,100	1/17/25	(4,750)
Call	S&P 500 Index	(20)	(12,500,000)	6,250	1/17/25	(950)
Call	S&P 500 Index	(10)	(6,300,000)	6,300	1/17/25	(325)
Call	S&P 500 Index	(25)	(16,000,000)	6,400	1/17/25	(625)
Call	S&P 500 Index	(25)	(15,500,000)	6,200	1/31/25	(11,000)
Call	S&P 500 Index	(50)	(31,500,000)	6,300	1/31/25	(6,000)
Call	S&P 500 Index	(20)	(12,700,000)	6,350	1/31/25	(1,500)
Call	S&P 500 Index	(15)	(9,375,000)	6,250	2/21/25	(13,725)
Call	S&P 500 Index	(10)	(6,300,000)	6,300	2/21/25	(5,400)
Total Options Written (premiums received $299,394)		(205)	$(128,875,000)			$(44,375)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See Notes to Financial Statements	57

Statement of Assets and Liabilities

December 31, 2024	BXMX	DIAX	SPXX	QQQX	JCE
ASSETS

Long-term investments, at value † ‡	$1,566,863,959	$608,811,567	$331,015,306	$1,437,840,857	$257,779,086
Investments purchased with collateral from securities lending, at value
(cost approximates value)	–	–	107,116	2,006,010	–
Short-term investments, at value ¸	40,575,000	1,198,195	676,513	3,396,225	776,273
Cash	–	–	1,611	–	4,444
Cash denominated in foreign currencies ^	543	–	–	–	–
Receivables:
Dividends	1,009,693	218,281	156,392	173,235	134,730
Interest	4,993	45	26	128	29
Options sold	4,393,676	–	–	–	–
Reclaims	3,340	–	–	329	–
Shares sold	–	–	–	–	126,632
Deferred offering costs	–	–	237,615	98,000	114,454
Other	115,205	29,492	18,567	67,987	20,501

Total assets	1,612,966,409	610,257,580	332,213,146	1,443,582,771	258,956,149
LIABILITIES
Cash overdraft	22,340,379	–	–	–	–
Written options, at value #	8,108,775	1,038,375	573,575	4,073,125	44,375
Payables:
Management fees	1,137,097	452,028	234,378	1,015,657	203,993
Collateral from securities lending	–	–	107,116	2,006,010	–
Purchased options	3,663	–	–	–	–
Accrued expenses:
Custodian fees	64,861	29,890	38,344	64,890	27,824
Investor relations	73,406	36,320	20,148	70,134	12,779
Trustees fees	126,688	35,757	23,113	70,220	19,489
Professional fees	9,219	5,364	4,088	11,096	4,014
Shareholder reporting expenses	93,143	44,490	27,265	88,352	18,589
Shareholder servicing agent fees	39	16	3,891	39	2,891
Shelf offering costs	–	–	174	125	–
Other	45,454	22,972	8,420	134,248	–

Total liabilities	32,002,724	1,665,212	1,040,512	7,533,896	333,954

Net assets applicable to common shares	$1,580,963,685	$608,592,368	$331,172,634	$1,436,048,875	$258,622,195

Common shares outstanding	104,165,286	36,366,913	17,960,021	48,826,783	16,709,522
Net asset value (“NAV”) per common share outstanding	$15.18	$16.73	$18.44	$29.41	$15.48
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$1,041,653	$363,669	$179,600	$488,268	$167,095
Paid-in capital	433,844,657	214,192,677	103,284,330	403,381,759	177,825,736
Total distributable earnings (loss)	1,146,077,375	394,036,022	227,708,704	1,032,178,848	80,629,364
Net assets applicable to common shares	$1,580,963,685	$608,592,368	$331,172,634	$1,436,048,875	$258,622,195
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

† Long-term investments, cost	$416,207,988	$234,018,628	$102,260,953	$401,077,670	$179,723,005

¸ Short-terminvestments, cost	40,575,000	1,198,195	676,513	3,396,225	776,273

‡ Includes securities loaned of	$–	$–	$99,820	$1,807,712	$–

# Written options, premiums received	$17,975,163	$2,752,152	$1,509,630	$11,601,702	$299,394

^ Cash denominated in foreign currencies, cost	$536	$–	$–	$–	$–

See Notes to Financial Statements

Statement of Operations

Year Ended December 31, 2024	BXMX	DIAX	SPXX	QQQX	JCE

INVESTMENT INCOME
Dividends	$21,151,880	$11,238,894	$4,302,577	$11,316,168	$2,976,288
Interest	1,471,561	16,732	7,856	26,749	9,796
Securities lending income, net	103,135	1,346	33,702	67,214	–
Tax withheld	(65,171)	—	(798)	(7,465)	(255)
Total investment income	22,661,405	11,256,972	4,343,337	11,402,666	2,985,829

EXPENSES
Management fees	12,845,302	5,121,120	2,585,268	10,946,209	2,173,227
Shareholder servicing agent fees	1,594	1,346	4,838	1,400	3,864
Interest expense	71,363	2,773	1,247	16,232	204
Trustees fees	56,927	22,088	11,641	48,984	8,857
Custodian expenses	112,559	51,831	49,478	115,184	46,867
Investor relations expenses	71,688	34,848	19,687	74,808	18,275
Professional fees	146,251	92,082	69,425	153,165	67,778
Shareholder reporting expenses	132,024	67,253	47,080	129,319	32,667
Stock exchange listing fees	32,982	11,515	7,723	–	7,723
Other	309,489	176,264	91,203	399,148	31,556

Total expenses	13,780,179	5,581,120	2,887,590	11,884,449	2,391,018

Net investment income (loss)	8,881,226	5,675,852	1,455,747	(481,783)	594,811

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	144,558,517	74,627,220	15,721,531	113,155,216	26,980,106
Written options	(121,250,101)	(22,902,692)	(12,385,250)	(44,653,512)	(4,398,181)
Foreign currency transactions	(575)	—	—	(530)	—
Net realized gain (loss)	23,307,841	51,724,528	3,336,281	68,501,174	22,581,925

Change in unrealized appreciation (depreciation) on:
Investments	177,570,770	(780,224)	53,396,955	238,897,276	32,715,879
Written options	21,103,796	4,500,419	2,328,179	13,139,010	620,977
Foreign currency translations	(238)	—	—	—	—
Net change in unrealized appreciation (depreciation)	198,674,328	3,720,195	55,725,134	252,036,286	33,336,856

Net realized and unrealized gain (loss)	221,982,169	55,444,723	59,061,415	320,537,460	55,918,781

Net increase (decrease) in net assets applicable to common shares from operations	$230,863,395	$61,120,575	$60,517,162	$320,055,677	$56,513,592

See Notes to Financial Statements

Statement of Changes in Net Assets

	BXMX		DIAX

	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23
OPERATIONS
Net investment income (loss)	$8,881,226	$11,871,582	$5,675,852	$7,202,799
Net realized gain (loss)	23,307,841	6,899,157	51,724,528	8,482,493
Net change in unrealized appreciation (depreciation)	198,674,328	222,417,717	3,720,195	27,007,581

Net increase (decrease) in net assets applicable to common shares from operations	230,863,395	241,188,456	61,120,575	42,692,873

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(37,485,835)	(71,581,067)	(42,225,623)	(10,665,642)
Return of Capital	(64,804,476)	(26,959,293)	–	(31,039,934)

Total distributions	(102,290,311)	(98,540,360)	(42,225,623)	(41,705,576)

CAPITAL SHARE TRANSACTIONS

Common shares:

Reinvestments of distributions	–	986,113	–	–

Net increase (decrease) applicable to common shares from capital share transactions	–	986,113	–	–
Net increase (decrease) in net assets applicable to common shares	128,573,084	143,634,209	18,894,952	987,297
Net assets applicable to common shares at the beginning of the period	1,452,390,601	1,308,756,392	589,697,416	588,710,119

Net assets applicable to common shares at the end of the period	$1,580,963,685	$1,452,390,601	$608,592,368	$589,697,416

See Notes to Financial Statements

	SPXX		QQQX

	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23
OPERATIONS
Net investment income (loss)	$1,455,747	$2,016,423	$(481,783)	$(112,807)
Net realized gain (loss)	3,336,281	8,126,599	68,501,174	43,535,160
Net change in unrealized appreciation (depreciation)	55,725,134	37,647,005	252,036,286	284,080,838

Net increase (decrease) in net assets applicable to common shares from operations	60,517,162	47,790,027	320,055,677	327,503,191

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(7,455,187)	(13,323,270)	(77,158,071)	(59,281,400)
Return of Capital	(14,447,059)	(7,797,715)	(11,706,673)	(22,507,046)

Total distributions	(21,902,246)	(21,120,985)	(88,864,744)	(81,788,446)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	(25)	(7,370)	32,892	7,390,865
Reinvestments of distributions	–	135,722	–	2,001,708

Net increase (decrease) applicable to common shares from capital share transactions	(25)	128,352	32,892	9,392,573
Net increase (decrease) in net assets applicable to common shares	38,614,891	26,797,394	231,223,825	255,107,318
Net assets applicable to common shares at the beginning of the period	292,557,743	265,760,349	1,204,825,050	949,717,732

Net assets applicable to common shares at the end of the period	$331,172,634	$292,557,743	$1,436,048,875	$1,204,825,050

See Notes to Financial Statements

Statement of Changes in Net Assets
(continued)

	JCE

	Year Ended 12/31/24	Year Ended 12/31/23
OPERATIONS
Net investment income (loss)	$594,811	$996,606
Net realized gain (loss)	22,581,925	2,422,294
Net change in unrealized appreciation (depreciation)	33,336,856	37,120,744

Net increase (decrease) in net assets applicable to common shares from operations	56,513,592	40,539,644

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(20,924,200)	(1,294,889)
Return of Capital	–	(19,292,910)

Total distributions	(20,924,200)	(20,587,799)

CAPITAL SHARE TRANSACTIONS
Common shares:

Proceeds from shelf offering, net of offering costs	8,932,008	–

Reinvestments of distributions	431,561	149,097
Net increase (decrease) applicable to common shares from capital share transactions	9,363,569	149,097
Net increase (decrease) in net assets applicable to common shares	44,952,961	20,100,942
Net assets applicable to common shares at the beginning of the period	213,669,234	193,568,292

Net assets applicable to common shares at the end of the period	$258,622,195	$213,669,234

See Notes to Financial Statements

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
BXMX
12/31/24	$13.94	$0.09	$2.13	$2.22	$(0.09)	$(0.27)	$(0.62)	$(0.98)	$–	$–	$15.18	$13.99
12/31/23	12.57	0.11	2.20	2.31	(0.11)	(0.57)	(0.26)	(0.94)	–	–	13.94	12.83
12/31/22	15.29	0.09	(1.86)	(1.77)	(0.10)	(0.85)	–	(0.95)	–	–	12.57	12.65
12/31/21	13.75	0.04	2.36	2.40	(0.07)	(0.41)	(0.38)	(0.86)	–	–	15.29	14.65
12/31/20	13.68	0.15	0.80	0.95	(0.12)	–	(0.76)	(0.88)	– (c)	– (c)	13.75	12.88
DIAX
12/31/24	16.22	0.16	1.51	1.67	(0.16)	(1.00)	–	(1.16)	–	–	16.73	15.06
12/31/23	16.19	0.20	0.98	1.18	(0.20)	(0.10)	(0.85)	(1.15)	–	–	16.22	14.00
12/31/22	18.09	0.20	(0.95)	(0.75)	(0.20)	(0.91)	(0.04)	(1.15)	–	–	16.19	15.51
12/31/21	16.65	0.17	2.36	2.53	(0.17)	(0.16)	(0.76)	(1.09)	–	–	18.09	17.77
12/31/20	18.20	0.22	(0.66)	(0.44)	(0.22)	(0.81)	(0.08)	(1.11)	– (c)	– (c)	16.65	15.20
SPXX
12/31/24	16.29	0.08	3.29	3.37	(0.08)	(0.34)	(0.80)	(1.22)	– (c)	–	18.44	17.75
12/31/23	14.80	0.11	2.56	2.67	(0.12)	(0.63)	(0.43)	(1.18)	–	–	16.29	15.04
12/31/22	18.70	0.13	(2.85)	(2.72)	(0.13)	(1.05)	–	(1.18)	–	–	14.80	16.12
12/31/21	16.17	0.11	3.40	3.51	(0.11)	(0.60)	(0.27)	(0.98)	– (c)	– (c)	18.70	18.60
12/31/20	16.27	0.15	0.75	0.90	(0.15)	–	(0.85)	(1.00)	– (c)	– (c)	16.17	15.24
QQQX
12/31/24	24.68	(0.01)	6.56	6.55	–	(1.58)	(0.24)	(1.82)	– (c)	–	29.41	27.05
12/31/23	19.61	– (c)	6.74	6.74	–	(1.22)	(0.46)	(1.68)	– (c)	0.01	24.68	23.15
12/31/22	29.63	0.01	(8.06)	(8.05)	(0.01)	(1.96)	–	(1.97)	–	–	19.61	20.43
12/31/21	26.32	(0.06)	5.12	5.06	–	(0.78)	(1.01)	(1.79)	– (c)	0.04	29.63	30.65
12/31/20	24.12	0.04	3.70	3.74	(0.01)	–	(1.55)	(1.56)	– (c)	0.02	26.32	26.01

(a)	Based on average shares outstanding.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate

16.23%	17.12%	$1,580,964	0.89%	0.57%	8%
18.84	9.05	1,452,391	0.91	0.85	16
(11.63)	(7.09)	1,308,756	0.89	0.70	6
17.80	20.75	1,591,144	0.89	0.31	7
7.92	1.16	1,431,454	0.91	1.14	22

10.62	16.37	608,592	0.93	0.95	22
7.67	(2.18)	589,697	0.94	1.25	12
(3.92)	(5.93)	588,710	0.93	1.20	15
15.45	24.60	657,718	0.92	0.96	8
(1.49)	(6.73)	605,601	0.94	1.40	27

21.14	26.92	331,173	0.91	0.46	17
18.45	0.75	292,558	0.94	0.71	21
(14.70)	(6.79)	265,760	0.92	0.78	32
22.15	29.03	323,415	0.90	0.61	26
6.60	(0.24)	277,949	0.93	1.03	20

27.13	25.44	1,436,049	0.90	(0.04)	18
35.03	21.78	1,204,825	0.92	(0.01)	35
(27.68)	(27.25)	949,718	0.92	0.04	36
19.85	25.39	1,334,867	0.90	(0.21)	32
16.61	15.66	1,092,308	0.94	0.15	20

(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Value rounded to zero.

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
JCE
12/31/24	$13.28	$0.04	$3.40	$3.44	$(0.03)	$(1.25)	$–	$(1.28)	$– (c)	$0.04	$15.48	$15.90
12/31/23	12.04	0.06	2.46	2.52	(0.06)	(0.02)	(1.20)	(1.28)	–	–	13.28	13.55
12/31/22	17.33	0.10	(3.06)	(2.96)	(0.10)	(1.93)	(0.30)	(2.33)	–	–	12.04	13.54
12/31/21	15.21	0.01	3.95	3.96	(0.07)	(1.77)	–	(1.84)	–	–	17.33	18.58
12/31/20	15.04	0.14	0.96	1.10	(0.10)	(0.83)	–	(0.93)	–	– (c)	15.21	14.07

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

26.90%	27.77%	$258,622	1.00%		0.25%		112%
21.68	10.60	213,669	1.02		0.48		105
(17.30)	(14.07)	193,568	1.00		0.66		92
26.91	47.15	278,044	0.98		0.09		104
8.42	3.62	243,790	1.17	(d)	1.00	(d)	169

(c)	Value rounded to zero.
(d)
During the period ended December 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
	Expenses	NII (Loss)
12/31/20	1.23%	0.94%

See Notes to Financial Statements

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”)
or
Nasdaq National Market
(“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

•	Nuveen Core Equity Alpha Fund (JCE)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end
management investment companies. Shares of BXMX, DIAX, SPXX and JCE are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX, QQQX and JCE were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004, May 20, 2014 and January 9, 2007, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is December 31, 2024, and the period covered by these Notes to Financial
Statements is the fiscal year ended December 31, 2024 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory
agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX, QQQX and JCE.
Developments Regarding the Funds’ Control Share
By-Law:
On October 5, 2020, the Funds and certain other
closed-end
funds in the Nuveen fund
complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On January 14, 2021, a shareholder of certain Nuveen
closed-end
funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share
By-Laws
violate the 1940 Act, rescission of such fund’s Control Share
By-Laws
and a permanent injunction against such funds applying the Control Share
By-Laws.
On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share
By-Laws
and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share
By-Laws
violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Directors/Trustees (the “Board”) amended the Funds’
by-laws
to provide that the Funds’ Control Share
By-Law
shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share
By-Law
will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Board of the Funds Amended and Restated
By-Laws
to eliminate the “control share” provisions.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing
of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Foreign Currency Transactions and Translation:
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) on foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend
date or, for certain foreign securities, when information is available.
Non-cash
dividends received in the form of stock, if any, are recognized on the ex-dividend
date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and
Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financial Statements.
Segment Reporting:
In November 2023, the FASB issued Accounting Standard Update (“ASU”)
No. 2023-07,
Segment Reporting (Topic 280)
Improvements to Reportable Segment Disclosures (“ASU
2023-07”).
The amendments in ASU
2023-07
improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU
2023-07
also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU
2023-07
and all existing segment disclosures in Topic 280. The amendments in ASU
2023-07
are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Funds adopted ASU
2023-07
during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or the results of their operations.
The officers of the Funds act as the chief operating decision maker (“CODM”). Each Fund represents a single operating segment. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial

Notes to Financial Statements (continued)

information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing services and are generally classified as Level 1 or 2.
Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.
Over-the-counter
(“OTC”) options are
marked-to-market
daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

BXMX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$1,566,863,959	$–	$–	$1,566,863,959
Short-Term Investments:
Repurchase Agreements	–	40,575,000	–	40,575,000
Investments in Derivatives:
Options Written	(8,108,775)	–	–	(8,108,775)

Total	$1,558,755,184	$40,575,000	$–	$1,599,330,184

DIAX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$594,377,904	$–	$–	$594,377,904
Exchange-Traded Funds	14,432,538	–	–	14,432,538
Options Purchased	1,125	–	–	1,125
Short-Term Investments:
Repurchase Agreements	–	1,198,195	–	1,198,195
Investments in Derivatives:
Options Written	(1,038,375)	–	–	(1,038,375)

Total	$607,773,192	$1,198,195	$–	$608,971,387

SPXX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$319,225,570	$–	$–	$319,225,570
Exchange-Traded Funds	11,788,986	–	–	11,788,986
Options Purchased	750	–	–	750
Investments Purchased with Collateral from Securities
Lending	107,116	–	–	107,116
Short-Term Investments:
Repurchase Agreements	–	676,513	–	676,513
Investments in Derivatives:
Options Written	(573,575)	–	–	(573,575)

Total	$330,548,847	$676,513	$–	$331,225,360

QQQX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$1,389,062,277	$–	$–	$1,389,062,277
Exchange-Traded Funds	48,777,455	–	–	48,777,455
Options Purchased	1,125	–	–	1,125
Investments Purchased with Collateral from Securities
Lending	2,006,010	–	–	2,006,010
Short-Term Investments:
Repurchase Agreements	–	3,396,225	–	3,396,225
Investments in Derivatives:
Options Written	(4,073,125)	–	–	(4,073,125)

Total	$1,435,773,742	$3,396,225	$–	$1,439,169,967

JCE	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$254,446,970	$–	$–	$254,446,970
Exchange-Traded Funds	3,331,929	–	–	3,331,929
Options Purchased	187	–	–	187
Short-Term Investments:
Repurchase Agreements	–	776,273	–	776,273
Investments in Derivatives:
Options Written	(44,375)	–	–	(44,375)

Total	$257,734,711	$776,273	$–	$258,510,984

Notes to Financial Statements (continued)

4.	Portfolio Securities
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty

BXMX	Fixed Income Clearing Corporation	$40,575,000	$(41,386,561)
DIAX	Fixed Income Clearing Corporation	1,198,195	(1,222,317)
SPXX	Fixed Income Clearing Corporation	676,513	(690,213)
QQQX	Fixed Income Clearing Corporation	3,396,225	(3,464,205)
JCE	Fixed Income Clearing Corporation	776,273	(791,997)

Securities Lending:
Each Fund may lend securities representing up to
one-third
of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, a Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule
2a-7
under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the current fiscal period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received

SPXX	Common Stocks	$99,820	$107,116
QQQX	Common Stocks	1,807,712	2,006,010

Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales

BXMX	$121,004,195	$321,457,397
DIAX	130,806,160	191,214,135
SPXX	54,963,363	87,911,547
QQQX	245,969,506	378,975,631
JCE	266,690,811	282,457,013

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Options Transactions:
The Funds may purchase (buy) or write (sell) put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices and/or bond indices (each a “financial instrument”). Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a financial instrument at a specified exercise price at any time during the period of the option.
When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as an asset on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a liability on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as in unrealized appreciation (depreciation) on the Statement of Operations. When an option expires, the premiums received or paid are recognized as realized gains or losses on the Statement of Operations. When an option is exercised or a closing purchase transaction is entered into, the difference between the premium and the amount received or paid in a closing transaction is recognized as a realized gain or loss on the Statement of Operations.
The market risk associated with purchasing options is limited to the premium paid. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, BXMX wrote call options on equity indices as per its stated strategy, with the notional amount of these options averaging 99% of the Fund’s assets.
During the current fiscal period, DIAX, SPXX, QQQX and JCE, each wrote call options on equity indices as per its stated dynamic overwriting strategy with the notional amounts of these options ranging from approximately
35-75%
of each Fund’s assets. DIAX, SPXX and QQQX also purchased put and call options as part of their overwrite strategy.
The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

Fund	Average Notional Amount of Purchased Options Contracts Outstanding *

DIAX	$5,886,000
SPXX	2,928,000
QQQX	11,526,000
JCE	1,613,000

*
The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

Fund	Average Notional Amount of Written Options Contracts Outstanding *

BXMX	$(1,540,400,000)
DIAX	(336,048,000)
SPXX	(178,536,500)
QQQX	(766,234,200)
JCE	(75,903,000)

*
The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

As of the end of the reporting period, the following Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

BXMX
Options Written	Equity	–	$–	Options written, at value	$(8,108,775)

Notes to Financial Statements (continued)

		Asset Derivatives		Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

DIAX
Options Purchased	Equity	Long-term investments, at value	$1,125	–	$
Options Written	Equity	–	–	Options written, at value	(1,038,375)

SPXX
Options Purchased	Equity	Long-term investments, at value	750	–
Options Written	Equity	–	–	Options written, at value	(573,575)

QQQX
Options Purchased	Equity	Long-term investments, at value	1,125	–
Options Written	Equity	–	–	Options written, at value	(4,073,125)

JCE
Options Purchased	Equity	Long-term investments, at value	187	–
Options Written	Equity	–	–	Options written, at value	(44,375)

During the current fiscal period, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

BXMX
Written options	Equity	$(121,250,101)	$21,103,796

DIAX
Purchased options	Equity	2,355	7,640
Written options	Equity	(22,902,692)	4,500,419

SPXX
Purchased options	Equity	1,285	3,415
Written options	Equity	(12,385,250)	2,328,179

QQQX
Purchased options	Equity	2,171	16,911
Written options	Equity	(44,653,512)	13,139,010

JCE
Purchased options	Equity	(1,977)	1,847
Written options	Equity	(4,398,181)	620,977

Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6.	Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
The following Funds have filed a registration statement with the Securities and Exchange
Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal periods were as follows:

	SPXX		QQQX

	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23

Maximum aggregate offering	$4,993,317	$4,993,317	Unlimited	$–
Common shares sold	–	–	–	297,524
Offering proceeds, net of offering costs	$(25)	$(7,370)	$32,892	$7,390,865

	JCE

	Year Ended 12/31/24	Year Ended 12/31/23

Maximum aggregate offering	$1,600,000	$–
Common shares sold	595,202	–
Offering proceeds, net of offering costs	$8,932,008	$–

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	BXMX		SPXX

	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23
Common Shares:
Issued to shareholders due to reinvestment of distributions	–	78,449	–	8,862

Total	–	78,449	–	8,862

	QQQX		JCE

	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23
Common Shares:
Sold through shelf offering	–	297,524	595,202	–
Issued to shareholders due to reinvestment of distributions	–	91,486	30,102	11,591
Total	–	389,010	625,304	11,591

Weighted average common share:
Premium to NAV per shelf offering common share sold	–%	3.84%	1.42%	–%

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, foreign currency transactions, investments in passive foreign investment companies, net operating losses, nondeductible expenses, and return of capital and long-term capital gain distributions received from portfolio investments. Temporary and permanent differences have no impact on a Fund’s net assets.

Notes to Financial Statements (continued)

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BXMX	$449,074,781	$1,153,788,982	$(3,533,579)	$1,150,255,403

DIAX	234,642,704	379,833,229	(5,504,546)	374,328,683

SPXX	103,514,819	228,937,665	(1,228,961)	227,708,704

QQQX	406,991,119	1,042,545,358	(10,366,510)	1,032,178,848

JCE	181,377,314	81,974,488	(4,840,818)	77,133,670
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

BXMX	$–	$–	$1,150,255,422	$–	$(4,178,047)	$–	$1,146,077,375

DIAX	–	19,707,339	374,328,683	–	–	–	394,036,022

SPXX	–	–	227,708,704	–	–	–	227,708,704

QQQX	–	–	1,032,178,848	–	–	–	1,032,178,848

JCE	3,513,115	–	77,133,670	–	–	(17,421)	80,629,364
The tax character of distributions paid was as follows:

	12/31/24			12/31/23
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital

BXMX	$9,176,599	$28,309,236	$64,804,476	$30,129,140	$41,451,927	$26,959,293

DIAX	5,675,852	36,549,771	–	7,202,799	3,462,843	31,039,934

SPXX	1,433,915	6,021,272	14,447,059	2,037,532	11,285,738	7,797,715

QQQX	–	77,158,071	11,706,673	5,025,099	54,256,301	22,507,046

JCE	14,298,068	6,626,132	–	1,015,219	279,670	19,292,910
As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized

BXMX	$19,889,938

DIAX	–

SPXX	–

QQQX	–

JCE	–

8.	Management Fees and Other Transactions with Affiliates
Management Fees:
Management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities.
Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX	JCE
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%	0.7500%
For the next $500 million	0.6750	0.6750	0.6350	0.6650	0.7250
For the next $500 million	0.6500	0.6500	0.6100	0.6400	0.7000
For the next $500 million	0.6250	0.6250	0.5850	0.6150	0.6750
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900	0.6500
For the period January 01, 2024 through April 30,2024, the annual complex-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include
closed-end
fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end
and
closed-end
funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Effective May 1, 2024, the annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end
funds and Nuveen branded
open-end
funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end
funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds,
Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end
fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Notes to Financial Statements (continued)

As of December 31, 2024, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

BXMX	0.1575%

DIAX	0.1575%

SPXX	0.1575%

QQQX	0.1575%

JCE	0.1575%
Other Transactions with Affiliates:
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser
or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule
17a-7
under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)

BXMX	$–	$–	$–

DIAX	–	1,366,997	1,183,155

SPXX	2,309,303	5,191,791	2,991,404

QQQX	1,285,590	5,101,891	2,923,914

JCE	16,645,934	2,759,169	818,181

9.	Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to
participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN S&P 500
BUY-WRITE
INCOME FUND (BXMX)
Investment Objective
The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.
Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.
The Fund employs a constant
“buy-write”
option strategy whereby the Fund’s
sub-adviser
sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s equity portfolio. The Fund targets a constant overwrite level (i.e., the ratio of the notional value of index call options sold by the Fund to the market value of the Fund’s equity portfolio) of 100% of the value of its equity portfolio. The Fund’s use of a buy-write
strategy, which is also commonly referred to as a
buy-write
income strategy, is intended to produce cash flow for the Fund in the form of premiums on the options written. In exchange for this cash flow (the income component of a buy-write
strategy), the Fund’s total return may be reduced relative to the S&P 500 Index in rising markets and may be enhanced relative to the S&P 500 Index in flat or declining markets, in each case consistent with the Fund’s investment objective to seek attractive total return with less volatility than the S&P 500 Index.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•
As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that the Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries (the “Industry Concentration Policy”).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of
non-U.S.
issuers that are United States (“U.S.”) dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to Common Shareholders.
However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements, of the S&P 500 Index. The Fund may also invest in other investment companies, including exchange-traded fund (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Shareholder Update
(continued)

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser
deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser
determines that the credit risk with respect to such obligations is minimal.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market
daily.
The Fund may invest in securities of
non-U.S.
issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or
non-U.S.
issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may lend securities representing up to
one-third
of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a
non-fundamental
policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objectives during such periods.

Shareholder Update
(continued)

NUVEEN DOW 30
SM
DYNAMIC OVERWRITE FUND (DIAX)
Investment Objective
The Fund’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial Average (the “DJIA”).
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA.
Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.
The Fund’s
sub-adviser
constructs the Fund’s equity portfolio by purchasing the common stock of each company included in the DJIA in approximately the amounts stocks are weighted in the DJIA. The Fund will periodically rebalance its holdings of DJIA stocks in order to more closely approximate each stock’s weighting in the DJIA. The Fund’s sub-adviser
will consider the tax consequences of certain transactions within the Fund’s equity portfolio and intends to manage the portfolio in a tax-efficient
manner by taking, for example, capital losses when possible to offset realized capital gains. The Fund’s sub-adviser
will rebalance and adjust the Fund’s equity portfolio as necessary for tracking and tax management purposes.
The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser
sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads, purchasing call options, and selling put options.
The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•
As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that if 25% or more of the securities in the DIJA are issued by companies in one industry, the Fund will concentrate in that industry (the “Industry Concentration Policy”).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of
non-U.S.
issuers that are United States (“U.S.”) dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.
However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund will invest in the thirty common stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA. The Fund may also invest in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA. The Fund may also invest in other investment companies, including exchange-traded fund (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter
(“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.
In carrying out its option strategy, the Fund may write index call options on the DJIA and other broad-based indices and may, if the Fund’s sub-adviser
deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser
will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser
will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Conversely, “naked” call options are those representing more shares of the security underlying the call than are held in the Fund’s portfolio. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.
The Fund may also purchase call options. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. Because the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than if it had invested the same amount in the security directly.
The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.
The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and

Shareholder Update
(continued)

instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser
determines that the credit risk with respect to such obligations is minimal.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market
daily.
The Fund may invest in securities of
non-U.S.
issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or
non-U.S.
issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may lend securities representing up to
one-third
of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a
non-fundamental
policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
Investment Objective
The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.
Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.
The Fund’s
sub-adviser
uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss
harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax
shareholder outcomes, to construct the Fund’s equity portfolio.
The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser
sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.
The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•
As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry; notwithstanding the foregoing, the Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries (the “Industry Concentration Policy”).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of
non-U.S.
issuers that are United States (“U.S.”) dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policies may not be changed without 60 days’ prior written notice to shareholders.
However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the S&P 500 Index. The Fund may also invest in other investment companies, including exchange-traded fund (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Shareholder Update
(continued)

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter
(“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.
In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser
deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser
will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser
will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Conversely, “naked” call options are those representing more shares of the security underlying the call than are held in the Fund’s portfolio. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.
The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.
The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser
determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market
daily.
The Fund may invest in securities of
non-U.S.
issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or
non-U.S.
issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may lend securities representing up to
one-third
of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a
non-fundamental
policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update
(continued)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)
Investment Objective
The Fund’s investment objective is to seek attractive total return with less volatility than the Nasdaq 100 Index.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in an equity portfolio made up of securities comprising the Nasdaq 100 Index (or securities that have economic characteristics that are similar to those securities comprising the Nasdaq 100 Index) that seeks to substantially replicate price movements of the Nasdaq 100 Index and is designed to support the Fund’s option strategy.
Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.
The Fund’s
sub-adviser
uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss
harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax
shareholder outcomes, to construct the Fund’s equity portfolio.
The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser
sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.
The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•
As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that if 25% or more of the securities in the Nasdaq 100 Index are issued by companies in one industry, the Fund will concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (the “Industry Concentration Policy”).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of
non-U.S.
issuers that are United States (“U.S.”) dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.
However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the Nasdaq 100 Index. The Fund may also invest in other investment companies, including exchange-traded fund (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter
(“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.
In carrying out its option strategy, the Fund may write index call options on the Nasdaq 100 Index and other broad-based indices and may, if the Fund’s sub-adviser
deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser
will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser
will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Conversely, “naked” call options are those representing more shares of the security underlying the call than are held in the Fund’s portfolio. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.
The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.
The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser
determines that the credit risk with respect to such obligations is minimal.

Shareholder Update
(continued)

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market
daily.
The Fund may invest in securities of
non-U.S.
issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or
non-U.S.
issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may lend securities representing up to
one-third
of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a
non-fundamental
policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN CORE EQUITY ALPHA FUND (JCE)
Investment Objective
The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long term capital appreciation and secondarily through income and gains.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the Equity Portfolio (as defined below).
The Fund invests in a portfolio of actively managed large capitalization United States (“U.S.”) common stocks, using the sub-adviser’s
proprietary quantitative process designed to provide the potential for long-term outperformance (the “Equity Portfolio”). Additionally, the Fund seeks to reduce the volatility of its returns relative to the returns of the Equity Portfolio over extended periods by writing (selling) index call options and/or call options on custom baskets of securities (the “Options Strategy”).
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•	The notional value of the call options written by the Fund under its Options Strategy may be up to 50% of the value of the Fund’s Managed Assets.

•
The Fund intends to limit the overlap between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options to less than 70% (generally based on the value of such components).

•
The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end
investment companies (including exchange-traded fund (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the Equity Portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in a portfolio of common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
The Fund implements its Option Strategy by writing (selling) index call options and call options on custom baskets of securities.
An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter
(“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

Shareholder Update
(continued)

The Fund writes index call options on broad-based indices and may, if the sub-adviser
deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s Equity Portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser
will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments or as a substitute for a position in the underlying asset. Such instruments include options, futures contracts, index futures and total return swaps. In addition, the Fund may invest in other types of derivative instruments that are currently non-principal
investments, including forward contracts, interest rate swaps, caps, collars and floors, credit default swaps, and swap options.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market
daily.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may lend securities representing up to
one-third
of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a
non-fundamental
policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. The Fund may, however, borrow up to 7.5% of its Managed Assets for cash management purposes. In addition, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	BXMX	DIAX	SPXX	QQQX	JCE

Portfolio Level Risks
Call Option Risk	X	X	X	X	X
Call Spreads Risk	X	X	X	X	-
Common Stock Risk	X	X	X	X	X
Concentration Risk	X	X	X	X	-
Counterparty Risk	X	X	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Dividend Income Risk	X	X	X	X	X
Frequent Trading Risk	-	-	-	-	X
Financial Services Sector Risk	-	X	X	-	-
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Information Technology Sector Risk	X	-	X	-	-
Large-Cap Company Risk	X	X	X	X	X
Non-U.S. Securities Risk	X	X	X	X	-
Options Strategy Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Put Option Risk	X	X	X	X	-
Quantitative Analysis Risk	-	-	-	-	X
Swap Transactions Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
When-Issued and Delayed-Delivery Transactions Risk	X	X	X	X	X

Risk	BXMX	DIAX	SPXX	QQQX	JCE

Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Non-Diversified Status Risk	-	X	-	X	-
Not an Index Fund	X	X	X	X	-
Recent Market Conditions	X	X	X	X	X
Fund Tax Risk	X	X	X	X	X

Shareholder Update
(continued)

Portfolio Level Risks:
Call Option Risk
.
As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.
In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.
Call Spreads Risk
.
The Fund may enter into call spreads. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different strike prices. The Fund may not be able to enter into (or close out of) these transactions, at times or in the quantities desired by the sub-adviser.
The Fund also may not be able to enter into (or close out of) these transactions because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.
Common Stock Risk.
Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Concentration Risk.
The Fund’s investments may be concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.
Counterparty Risk.
The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the
Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the sub-adviser
believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives successfully use derivative instruments.

Dividend Income Risk
.
A portion of the net investment income paid by the Fund to its shareholders is derived from dividends it receives from the common stocks held in the Fund’s equity portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.
Frequent Trading Risk
.
The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups
to broker-dealers that the Fund pays when it buys and sells securities, which may detract from Fund’s performance.
Hedging Risk
.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the
sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Information Technology Sector Risk.
The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Large-Cap
Company Risk.
While
large-cap
companies may be less volatile than those of
mid-and
small-cap
companies, they still involve risk.
To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.
Non-U.S.
Securities Risk.
Investments in securities of
non-U.S.
issuers involve special risks, including: less publicly available information about
non-U.S.
issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many
non-U.S.
markets are smaller, less liquid and more volatile; the economies of
non-U.S.
countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other
non-U.S.
taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region. In addition, investing in securities of
non-U.S.
issuers located in emerging markets involves greater risks, including: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.
Options Strategy Risk.
The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio. In employing the Fund’s option strategy, the sub-adviser
seeks to reduce downside risk and volatility of the Fund’s equity portfolio. This strategy may not protect against market declines and may limit the Fund’s participation in market gains, particularly during periods when market values are increasing. This strategy may increase the Fund’s portfolio transaction costs, which could result in losses or reduce gains, and may not be successful.
Other Investment Companies Risk
.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

Shareholder Update
(continued)

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Put Option Risk
.
By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.
Quantitative Analysis Risk
.
The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.
Swap Transactions Risk.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
U.S. Government Securities Risk
.
U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Valuation Risk
.
Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transaction Risk
.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Fund Level and Other Risks:
Anti-Takeover Provisions
.
The Declaration of Trust and the Fund’s
by-laws
include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Borrowing Risk
.
The Fund may borrow for temporary or emergency purposes. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Cybersecurity Risk
.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.
Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk
.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as
COVID-19
that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk
.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk
.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Market Discount from Net Asset Value
.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their
NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Non-Diversified
Status Risk
.
Because the Fund is classified as
“non-diversified”
under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.
Not an Index Fund
.
The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the index as a whole for various reasons, including the fact that the Fund will write call options on a portion of its equity portfolio and the weightings of the securities included in the Fund’s equity portfolio may be different than the weightings of the common stocks in the index. The Fund, by writing call options on its equity portfolio, will give up the opportunity to benefit from potential increases in the value of the Fund’s equity portfolio above the exercise prices of the options, but will continue to bear the risk of declines in the value of the Fund’s equity portfolio.
Recent Market Conditions
.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may

Shareholder Update
(continued)

add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Additionally, in October 2023 armed conflict broke out between Isreal and the militant group Hamas after Hamas infiltrated Isreal’s southern border from the Gaza Strip. Isreal has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and while the Fed has recently lowered the federal funds rate, it has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Fund Tax Risk
.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

Shareholder Update
(continued)

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:
Amended and Restated Bylaws
On October 5, 2020, the Nuveen S&P 500
Buy-Write
Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund, and Nuveen Core Equity Alpha Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On February 24, 2022, the Board of the Funds suspended the Control-Share
By-Law
provisions. Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated
By-Laws
to eliminate the Control Share
By-Law
provision in its entirety. Other than the elimination of the Control Share
By-Law
provisions, the Amended and Restated
By-Laws
are identical to the previously adopted
by-laws.
Principal Risks
The following risk factor was added as a principal risk to the Funds:
When-Issued and Delayed-Delivery Transaction Risk.
The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
The following risk factor was added as a principal risk for Nuveen Core Equity Alpha Fund
(JCE):
Illiquid Investments Risk
.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Portfolio Managers
Nuveen Dow 30
SM
Dynamic Overwrite Fund (“DIAX”), Nuveen S&P 500 Dynamic Overwrite Fund (“SPXX”), Nuveen Nasdaq 100 Dynamic Overwrite Fund (“QQQX”) (together, the “Funds”)
Effective June 18, 2024, Lei Liao retired and is no longer a portfolio manager of the Funds. Also effective June 18, 2024, Nazar Romanyak was added as a portfolio manager of the Funds. The day-to-day
operation of each Fund and the execution of its specific investment strategies is the primary responsibility of each of the Fund’s portfolio managers. The biography of Nazar Romanyak is presented below:

•
Nazar Romanyak, CFA, is a portfolio manager for Nuveen’s equity index team. He has portfolio management responsibilities for multiple equity index and ETF strategies. In addition, he is responsible for platform developments and quantitative tools. Nazar joined the firm in 2013. Prior to joining the equity index team in 2019, Nazar held position in Nuveen Investment Modeling and Valuation where he focused on pricing derivatives and modeling investment strategies. Nazar graduated with a B.A. in Statistics and Quantitative Modeling from Baruch College, Zicklin School of Business, and a M.S. in Financial Engineering from Baruch College. He is a CFA charterholder, is a member of the CFA Institute and CFA Society of New York.

Shareholder Update
(continued)

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2024
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)
NUVEEN CORE EQUITY ALPHA FUND (JCE)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	SPXX	QQQX	JCE

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50	$2.50

(1)
The maximum sales charge for offerings made
at-the-market
is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market,
the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	SPXX	QQQX	JCE

Management Fees	0.82%	0.83%	0.91%

Other Expenses (2)	0.09%	0.07%	0.09%

Total Annual Expenses	0.91%	0.90%	1.00%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended December 31, 2024.
(2)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example
(At-the-Market
Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years

SPXX	$ 19	$39	$60	$121

QQQX	$ 19	$38	$59	$120

JCE	$ 20	$42	$65	$131

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

Shareholder Update
(continued)

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares of Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Core Equity Alpha Fund (JCE) reported as of the end of the day on the New York Stock Exchange (NYSE) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) reported as of the end of the day on the Nasdaq Stock Market LLC (Nasdaq), (ii) the corresponding NAV per share, and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.

SPXX	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2024	$17.92	$16.54	$19.18	$17.96	(6.57)%	(7.91)%

September 2024	$16.78	$15.36	$18.11	$16.73	(7.34)%	(8.19)%

June 2024	$16.33	$14.91	$17.58	$16.52	(7.11)%	(9.75)%

March 2024	$15.74	$14.75	$17.25	$16.15	(8.75)%	(8.67)%

December 2023	$15.09	$13.60	$16.39	$14.93	(7.93)%	(8.91)%

September 2023	$15.90	$14.56	$16.64	$15.39	(4.45)%	(5.39)%

June 2023	$15.83	$14.83	$16.38	$15.66	(3.36)%	(5.30)%

March 2023	$16.36	$14.81	$15.71	$14.88	4.14%	(0.47)%

QQQX	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2024	$27.53	$24.76	$30.27	$27.86	(9.05)%	(11.13)%

September 2024	$25.77	$23.06	$28.61	$25.34	(9.93)%	(9.00)%

June 2024	$25.08	$22.43	$27.51	$24.95	(8.83)%	(10.10)%

March 2024	$24.21	$22.45	$26.38	$24.13	(8.23)%	(6.96)%

December 2023	$23.53	$20.33	$24.67	$22.13	(4.62)%	(8.13)%

September 2023	$25.19	$21.72	$24.87	$23.10	1.29%	(5.97)%

June 2023	$25.87	$22.95	$24.54	$22.10	5.42%	3.85%

March 2023	$23.98	$20.43	$22.03	$19.61	8.85%	4.18%

JCE	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2024	$16.14	$14.94	$16.27	$15.22	(0.80)%	(1.84)%

September 2024	$15.37	$13.96	$15.21	$13.97	1.05%	(0.07)%

June 2024	$15.00	$13.33	$14.71	$13.72	1.97%	(2.84)%

March 2024	$14.27	$12.94	$14.39	$13.34	(0.83)%	(3.00)%

December 2023	$14.02	$11.65	$13.49	$12.01	3.93%	(3.00)%

September 2023	$13.16	$12.12	$13.44	$12.40	(2.08)%	(2.26)%

June 2023	$12.90	$11.82	$13.10	$12.44	(1.53)%	(4.98)%

March 2023	$13.54	$11.82	$12.04	$12.16	12.46%	(2.80)%

The following table shows, as of December 31, 2024 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

December 31, 2024	SPXX	QQQX	JCE

NAV per Common Share	$ 18.44	$ 29.41	$ 15.48

Market Price	$ 17.75	$ 27.05	$ 15.90

Percentage of Premium/(Discount) to NAV per Common Share	(3.74)%	(8.02)%	2.71%

Net Assets Attributable to Common Shares	$ 331,172,634	$ 1,436,048,875	$ 258,622,195

Shares of
closed-end
investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2024, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

BXMX	$28,309,236
DIAX	36,549,771
SPXX	6,021,272
QQQX	77,158,071
JCE	6,626,132

Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage

BXMX	100.0%
DIAX	100.0
SPXX	100.0
QQQX	–
JCE	18.5

Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage

BXMX	100.0%
DIAX	100.0
SPXX	100.0
QQQX	–
JCE	19.0

Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	1/1 to Current Year End Percentage

BXMX	6.4%
DIAX	0.1
SPXX	0.2
QQQX	–
JCE	0.1

163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage

BXMX	6.4%
DIAX	0.1
SPXX	0.2
QQQX	–
JCE	0.1

Additional Fund Information

(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Congress Street	Chapman and Cutler LLP Chicago, IL 60606	Public Accounting Firm PricewaterhouseCoopers LLP	Shareholder Services Computershare Trust Company, N.A.
	Suite 1		One North Wacker Drive	150 Royall Street
	Boston, MA 02114-2016		Chicago, IL 60606	Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended December 31, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX	JCE
Common shares repurchased	0	0	0	0	0
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)
19(a) Notice:
Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Board Members & Officers
(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	213

Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	213

Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011– 2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.	218

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	218

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	218

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	218

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008– 2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	218

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).	217

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide
®
(a
non-profit
			organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	218

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003– 2007) and Northern Trust Hong Kong Board (1997–2004).	218

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	218

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	218

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account
VA-1
			and the College Retirement Equities Fund.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account
VA-1
			and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017
Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023
Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years
John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA- CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA- CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with TIAA.
Mary Beth Ramsay 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director of Nuveen.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-1224P	4148294-0226

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen S&P 500 Dynamic Overwrite Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund[1]	Audit-Related Fees Billed to Fund[2]	Tax Fees Billed to Fund[3]	All Other Fees Billed to Fund[4]

December 31, 2024	$34,231	$0	$9	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2023	$37,255	$0	$1,006	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

December 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total

December 31, 2024	$9	$0	$0	$9
December 31, 2023	$1,006	$0	$0	$1,006

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii)

reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Matthew Thornton III, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable to this filing.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

David Friar, Managing Director and Portfolio Manager for Nuveen’s multi-asset portfolio management team. He joined the team managing the Equity, Mid-Cap and Small Cap Index Strategies in 2000 and became part of the enhanced equity index team in 2007. Additionally, he is a member of the investment team responsible for several other quantitative products, including the Equity Option Overwrite Strategies. David joined the firm in 1999 as a member of the performance measurement group. Before his role in portfolio management, he provided quantitative analysis for equity portfolios and constructed quantitatively driven portfolios for institutional and taxable clients.

Jim Campagna, CFA, Head of Equity Index Strategies, oversees equity index strategies for Nuveen Equities. He is responsible for all equity index, social choice, and equity ETF strategies. Prior to joining the firm in 2005, he was a portfolio manager at Mellon Capital Management where he was responsible for several funds and was an index strategy leader for the MSCI EAFE mandates.

Nazar Romanyak, CFA, is a portfolio manager for Nuveen’s equity index team. He has portfolio management responsibilities for multiple equity index and ETF strategies. In addition, he is responsible for platform developments and quantitative tools. Nazar joined the firm in 2013. Prior to joining the equity index team in 2019, Nazar held position in Nuveen Investment Modeling and Valuation where he focused on pricing derivatives and modeling investment strategies.

Darren Tran, CFA, is a portfolio manager for Nuveen’s equity index team. He has portfolio management responsibilities for multiple equity index and equity ESG strategies. Darren joined the firm in 2005 as a foreign currency trader and entered the investment industry in 2000. Prior to joining the firm, he held a position at Morgan Stanley in Corporate Treasury.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

David Friar	Registered Investment Company	3	$2.30 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$0

Jim Campagna	Registered Investment Company	26	$188.95 billion
	Other Pooled Investment Vehicles	6	$5.16 billion
	Other Accounts	7	$2.08 billion

Darren Tran	Registered Investment Company	26	$188.95 billion
	Other Pooled Investment Vehicles	6	$5.16 billion

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

	Other Accounts	7	$2.08 billion

Nazar Romanyak	Registered Investment Company	26	$188.95 billion
	Other Pooled Investment Vehicles	6	$5.16 billion
	Other Accounts	6	$1.13 billion
*	Assets are as of December 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of SPXX Securities

As of December 31, 2024, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Friar	X
Jim Campagna	X
Darren Tran	X
Nazar Romanyak	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The following provides dollar amounts of income and fees/compensation related to securities lending activities of the Fund during the fiscal year ended December 31, 2024:

Gross income from securities lending activities	$64,936
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	(2,928)
Fees not included in a revenue split
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	(223)
Administrative fees not included in a revenue split	—
Indemnification fees not included in a revenue split	—
Rebate (paid to borrower)	(28,083)
Other fees not included in a revenue split	—
Aggregate fees/compensation for securities lending activities	(31,234)
Net income from securities lending activities	$33,702

(b)

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending on the asset type of the loaned securities. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen S&P 500 Dynamic Overwrite Fund

Date: March 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 7, 2025	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)